      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2000


                                                              FILE NO. 333-46593
                                                              FILE NO. 811-08663
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 3


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 4


                             ---------------------

                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                           (Exact Name of Registrant)

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                              (Name of Depositor)

                           --------------------------

                        5000 WESTOWN PARKWAY, SUITE 440
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                              DEBRA J. RICHARDSON
                        5000 WESTOWN PARKWAY, SUITE 440
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                           --------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2000 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2000

American Equity Investment Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. It provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of American Equity Life Annuity Account, each of which invests in one of the following Investment Options:


Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Money Market Portfolio
Blue Chip Portfolio                        Equity Income Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Appreciation Portfolio                     Disciplined Stock Portfolio
Growth and Income Portfolio                International Equity Portfolio
Small Cap Portfolio


The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus. The Statement of Additional Information
(SAI) has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and other information filed electronically with the SEC.


Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By
               American Equity Investment Life Insurance Company
                        5000 Westown Parkway, Suite 440
                          West Des Moines, Iowa 50266
                                 1-888-349-4650

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
EXPENSE TABLES..............................................           5
SUMMARY OF THE CONTRACT.....................................           9
CONDENSED FINANCIAL INFORMATION.............................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................          12
      American Equity Investment Life Insurance Company.....          12
      American Equity Life Annuity Account..................          12
      Investment Options....................................          13
      Addition, Deletion or Substitution of Investments.....          15
DESCRIPTION OF ANNUITY CONTRACT.............................          16
      Issuance of a Contract................................          16
      Premiums..............................................          16
      Free-Look Period......................................          16
      Allocation of Premiums................................          16
      Variable Accumulated Value............................          17
      Transfer Privilege....................................          18
      Partial Withdrawals and Surrenders....................          18
      Special Transfer and Withdrawal Options...............          19
      Death Benefit Before the Retirement Date..............          20
      Death Benefit After the Retirement Date...............          21
      Proceeds on the Retirement Date.......................          22
      Payments..............................................          22
      Modification..........................................          23
      Reports to Owners.....................................          23
      Inquiries.............................................          23
THE DECLARED INTEREST OPTION................................          23
      Minimum Guaranteed and Current Interest Rates.........          24
      Transfers From Declared Interest Option...............          24
      Payment Deferral......................................          24
CHARGES AND DEDUCTIONS......................................          25
      Surrender Charge (Contingent Deferred Sales Charge)...          25
      Annual Administrative Charge..........................          26
      Transfer Processing Fee...............................          26
      Mortality and Expense Risk Charge.....................          26
      Investment Option Expenses............................          26
      Premium Taxes.........................................          26
      Other Taxes...........................................          26
PAYMENT OPTIONS.............................................          27
      Description of Payment Options........................          27
      Election of Payment Options and Annuity Payments......          28
YIELDS AND TOTAL RETURNS....................................          31
FEDERAL TAX MATTERS.........................................          32
      Introduction..........................................          32
      Tax Status of the Contract............................          33
      Taxation of Annuities.................................          34
      Transfers, Assignments or Exchanges of a Contract.....          36
      Withholding...........................................          36
      Multiple Contracts....................................          36

                                                                 PAGE
                                                              -----------
      Taxation of Qualified Contracts.......................          36
      Possible Charge for the Company's Taxes...............          38
      Other Tax Consequences................................          38
DISTRIBUTION OF THE CONTRACTS...............................          39
LEGAL PROCEEDINGS...........................................          39
VOTING RIGHTS...............................................          39
FINANCIAL STATEMENTS........................................          40
CALCULATING VARIABLE ANNUITY PAYMENTS.......................  Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......     SAI-TOC


            The Contract may not be available in all jurisdictions.

This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: American Equity Life Annuity Account.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ADMINISTRATIVE OFFICE: The administrative offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the owner/annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.


THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): American Equity Investment Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Administrative Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable Surrender
Charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(a), 403(b), 408 or 408A of the Code.


RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Administrative Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire accumulated value is variable accumulated value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:

CONTRACT YEAR*             SURRENDER CHARGE
1                                8.5%
2                                  8
3                                7.5
4                                  7
5                                6.5
6                                  6
7                                  5
8                                  3
9                                  1
10 and after                       0

    * You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a Surrender Charge to any partial withdrawals taken. The amount that you may withdraw without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.


       Under certain circumstances, a Surrender Charge may apply on the Retirement Date. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--SURRENDER CHARGE AT THE RETIREMENT DATE.")



Transfer Processing Fee                                       None*


    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                  $ 45
Annual Account Expenses (as a percentage of average net
assets)
  Mortality and Expense Risk Charge                           1.40%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)



                                                          ADVISORY      OTHER          TOTAL
INVESTMENT OPTION                                           FEE        EXPENSES       EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                             0.45%        0.12%          0.57%
  High Grade Bond                                          0.30%        0.18%          0.48%
  High Yield Bond                                          0.45%        0.15%          0.60%
  Money Market                                             0.25%        0.30%          0.55%
  Blue Chip                                                0.20%        0.10%          0.30%
T. Rowe Price Equity Series, Inc.
  Equity Income                                            0.85%        0.00%          0.85%(1)
  Mid-Cap Growth                                           0.85%        0.00%          0.85%(1)
  New America Growth                                       0.85%        0.00%          0.85%(1)
  Personal Strategy Balanced                               0.90%        0.00%          0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                      1.05%        0.00%          1.05%(1)
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                   0.75%        0.03%          0.78%
  Disciplined Stock Portfolio                              0.75%        0.06%          0.81%
  Growth and Income Portfolio                              0.75%        0.04%          0.79%
  International Equity Portfolio                           0.75%        0.27%          1.02%
  Small Cap Portfolio                                      0.75%        0.03%          0.78%


    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 1999 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:



SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $152       $277       $403       $674
  High Grade Bond                                                151        275        400        665
  High Yield Bond                                                152        278        405        677
  Money Market                                                   152        277        403        672
  Blue Chip                                                      150        270        391        646
T. Rowe Price Equity Series, Inc.
  Equity Income                                                  155        285        417        703
  Mid-Cap Growth                                                 155        285        417        703
  New America Growth                                             155        285        417        703
  Personal Strategy Balanced                                     155        287        419        708
T. Rowe Price International Series, Inc.
  International Stock                                            157        291        426        722
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                         154        283        414        696
  Disciplined Stock Portfolio                                    154        284        415        699
  Growth and Income Portfolio                                    154        283        414        697
  International Equity Portfolio                                 156        290        425        719
  Small Cap Portfolio                                            154        283        414        696

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:



SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $65        $196       $330       $674
  High Grade Bond                                                64         194        325        665
  High Yield Bond                                                65         197        332        677
  Money Market                                                   65         196        329        672
  Blue Chip                                                      62         188        316        646
T. Rowe Price Equity Series, Inc.
  Equity Income                                                  68         205        344        703
  Mid-Cap Growth                                                 68         205        344        703
  New America Growth                                             68         205        344        703
  Personal Strategy Balanced                                     68         206        347        708
T. Rowe Price International Series, Inc.
  International Stock                                            70         211        354        722
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                         67         203        341        696
  Disciplined Stock Portfolio                                    67         204        342        699
  Growth and Income Portfolio                                    67         203        341        697
  International Equity Portfolio                                 69         210        353        719
  Small Cap Portfolio                                            67         203        341        696



Expenses assume that current fee waivers and expense reimbursement arrangements for the Funds continue for the periods shown.


The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $45 and that the accumulated value per contract is $10,000, which translates the administrative charge into an assumed .45% charge for the purposes of the examples based on a $1,000 investment.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and/or decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or

    - the Accumulated Value on the date the Company receives the returned Contract at the Administrative Office, plus administrative charges and any other charges deducted from the Account.

  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

    - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). A Partial Withdrawal may have tax consequences. (See "FEDERAL TAX MATTERS.")



  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDERS"). A Surrender may have tax consequences. (See "FEDERAL TAX MATTERS.")

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

YEAR                      CHARGE
1                          8.5%
2                            8
3                          7.5
4                            7
5                          6.5
6                            6
7                            5
8                            3
9                            1
10 and after                 0

  You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:


    -   with an initial premium payment of $50,000 or greater, or



    - if you have a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.


  We may terminate this waiver at any time.

  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risks) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").

  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your retirement date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS


  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")


--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The Account commenced operations on July 1, 1998; however, no premiums were received until August 1, 1998. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 1999.



                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Value Growth
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000          8.963638            906.749000
High Grade Bond
  1998                                         $10.000000        $10.216450          5,001.148000
  1999                                          10.216450         10.030807          5,147.564821
High Yield Bond
  1998                                         $10.000000        $10.156478          5,001.147000
  1999                                          10.156478          9.940766          5,001.147000
Money Market
  1998                                         $10.000000        $10.012353          4,950.136990
  1999                                          10.012353         10.079893              0.000000
Blue Chip
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.244734          4,686.889920
Appreciation
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.668918          4,419.138022
Disciplined Stock
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.387477          2,592.882489
Growth & Income
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.511224          2,663.570748
International Equity
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.291372            499.011968
Small Cap
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.663211          3,290.426367


                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Equity Income
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.217649          2,566.930987
Mid-Cap Growth
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.264699          1,338.170684
New America Growth
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.426304          1,297.934149
Personal Strategy Balanced
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.519260            148.923974
International Stock
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.833490            263.768180

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

    The Company was incorporated on December 19, 1980 in the State of Iowa and is principally engaged as a full-service underwriter of annuity and insurance products. We market these products through a network of over 18,400 independent agents in the states of Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming and the District of Columbia.
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AMERICAN EQUITY LIFE ANNUITY ACCOUNT

    On January 12, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - meets the definition of a "separate account" under the federal securities laws;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

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INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund which is comprised of six portfolios, the following five of which are available under the Contract:

PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a high grade
                                          portfolio of debt securities. The Portfolio will pursue
                                          this objective by investing primarily in debt securities
                                          rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A
                                          by Moody's Investors Service, Inc. and in securities
                                          issued or guaranteed by the United States government or
                                          its agencies or instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a portfolio of fixed-income securities rated in the
                                          lower categories of established rating services (commonly
                                          known as "junk bonds"). As a secondary objective, the
                                          Portfolio seeks capital appreciation when consistent with
                                          its primary objective. The Portfolio pursues these
                                          objectives by investing primarily in fixed-income
                                          securities rated Baa or lower by Moody's Investors
                                          Service, Inc. and/or BBB or lower by Standard & Poor's,
                                          or in unrated securities of comparable quality. AN
                                          INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN
                                          ORDINARY FINANCIAL RISK. (See the Fund Prospectus "HIGHER
                                          RISK SECURITIES AND INVESTMENT STRATEGIES--Lower Rated
                                          Debt Securities.")
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PORTFOLIO                              INVESTMENT OBJECTIVE
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies. Because this Portfolio may be invested heavily
                                          in particular stocks or industries, an investment in this
                                          Portfolio may entail relatively greater risk of loss.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.


PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in established companies considered by the
                                          adviser to have favorable prospects for both increasing
                                          dividends and capital appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap common
                                          stocks with the potential for above-average earnings
                                          growth. The investment adviser defines mid-cap companies
                                          as those whose market capitalization falls within the
                                          range of companies in the Standard & Poor's Mid-Cap 400
                                          Index.
New America Growth Portfolio           -  This Portfolio seeks growth of capital by investing
                                          primarily in the common stocks of companies operating in
                                          sectors the investment adviser believes will be the
                                          fastest growing in the U.S. Fast-growing companies can be
                                          found across an array of industries in today's "new
                                          America."
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income.


T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Fund portfolios are available under the Contract.



PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio                    consistent with the preservation of capital; current
                                          income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks of
                                          domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment results that
Disciplined Stock Portfolio               are greater than the total return performance of
                                          publicly-traded common stocks in the aggregate, as
                                          represented by the Standard & Poor's 500 Composite Stock
                                          Price Index. The Portfolio will use quantitative
                                          statistical modeling techniques to construct a portfolio
                                          in an attempt to achieve its investment objective,
                                          without assuming undue risk relative to the broad stock
                                          market.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio               current income and growth of income, consistent with
                                          reasonable investment risk by investing primarily in
                                          equity securities, debt securities and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital growth through
International Equity Portfolio            investments in equity securities of foreign issuers
                                          located throughout the world.

PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio                       investing primarily in common stocks of domestic and
                                          foreign issuers. The Portfolio will be particularly alert
                                          to companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.

   The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

   We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).


   Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

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DESCRIPTION OF ANNUITY CONTRACT
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ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of American Equity Capital, Inc., the distributor and principal underwriter of the Contracts, a broker-dealer having a selling agreement with American Equity Capital, Inc. or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Administrative Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.
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PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.

    You may select to receive a premium reminder notice schedule based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.
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FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at the Administrative Office, plus administrative charges and any other charges deducted from the Account.
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ALLOCATION OF PREMIUMS

    Upon receipt at our Administrative Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.

        - We will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract date.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Administrative Office, unless the allocation percentages are changed.

        - You may change your allocation schedule at any time by sending written notice to the Administrative Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect. Changing your allocation schedule will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
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VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
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TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers based on the net asset value next determined after we receive your written request at the Administrative Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

        - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
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PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.

        - The maximum amount which you may partially withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000. If your partial withdrawal reduces your Accumulated Value to $2,000 or less, it may be treated as a full surrender of the Contract.

    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at the Administrative Office. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. You may elect to have any applicable

    Surrender Charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "Surrender Charge.")

    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at the Administrative Office.

    SURRENDER. You may surrender your Contract upon written notice on or before the retirement date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at the Administrative Office. You may choose to have the Net Accumulated Value distributed to you as follows:

        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan and you may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts.")



    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial withdrawals of Qualified Contracts are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Contracts.")

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SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Administrative Office. The options selected will remain in effect until we receive a written termination request from you at the Administrative Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.

    AUTOMATIC REBALANCING. You may automatically reallocate your Accumulated Value among the Subaccounts and Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages.

        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to or less than $2,000.

        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Administrative Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    DEATH OF OWNER. If an owner dies prior to the retirement date, any surviving owner becomes the sole owner. If there is no surviving owner, the annuitant becomes the new owner unless the deceased owner was also the annuitant. If the deceased owner was also the annuitant, then the provisions relating to the death of an annuitant (described below) will govern unless the deceased owner was one of two joint annuitants. (In the latter event, the surviving annuitant becomes the owner.)

    The surviving owners or new owners are afforded the following options:

             1. If the sole surviving owner or the sole new owner is the spouse of the deceased owner, he or she may continue the Contract as the new owner.

             2. If the surviving owner or the new owner is not the spouse of the deceased owner:

                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased owner's death, or

                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the owner's death and with payments being made over the lifetime of the owner, or over a period that does not exceed the life expectancy of the owner.

    Under either of these options, surviving owners or new owners may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the net accumulated value is paid.

    Other rules may apply to a Qualified Contract.

    DEATH OF AN ANNUITANT. If the annuitant dies before the retirement date, we will pay the death benefit under the Contract to the beneficiary. If there is no surviving beneficiary, we will pay the death benefit to the owner or the owner's estate. If the annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.

    The PEDB amount is equal to zero on the Contract Date. The PEDB amount increases by the amount of each premium payment (including the initial premium), and decreases by the amount of any partial withdrawal reduction. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make any premium payment or partial withdrawal; and (3) on the annuitant's date of death. The PEDB amount on each calculation date is equal to the greater of (a) the previous PEDB amount or (b) the Accumulated Value.

    We will continue to recalculate the PEDB amount until the Contract Anniversary immediately prior to the oldest annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

    If the annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.

    We will pay the death benefit to the beneficiary in a lump sum unless the owner or beneficiary elects a payment option. We do not pay a death benefit if the annuitant dies after the retirement date.

    If the annuitant who is also the owner dies, the provisions described immediately above apply except that the beneficiary may only apply the death benefit payment to an annuity payment option if:

        - payments under the option begin within 1 year of the annuitant's death, and

        - payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

    If the owner's spouse is the designated beneficiary, the Contract may be continued with such surviving spouse as the new owner.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE

    If an owner dies on or after the retirement date, any surviving owner becomes the sole owner. If there is no surviving owner, the payee receiving annuity payments becomes the new owner and retains the rights provided to owners during the annuity period, including the right to name successor payees if the deceased owner had not previously done so. On or after the retirement date, if any owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the annuitant dies before 120 payments have been received, we will make any remaining payments to the beneficiary. There is no death benefit payable if the annuitant dies after the retirement date.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the retirement date. For Non-Qualified Contracts, the retirement date may not be after the later of the annuitant's age 95 or 10 years after the Contract Date. For Qualified Contracts, the retirement date must be no later than the annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

    On the retirement date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "Payment Options.") If a payment option is elected, we will apply the Accumulated Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the retirement date.

    You may change the retirement date subject to these limitations:

        - we must receive a written notice at the Administrative Office at least 30 days before the current retirement date;

        - the requested retirement date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested retirement date must be no later than the annuitant's 70th birthday for Qualified Contracts or age 95 for Non-Qualified Contracts, or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at the Administrative Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Administrative Office if you have any questions regarding your Contract

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION

    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.
--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract years.


                CONTRACT YEAR IN WHICH                  CHARGE AS PERCENTAGE OF
                   SURRENDER OCCURS                       AMOUNT SURRENDERED
1                                                                 8.5%
2                                                                   8
3                                                                 7.5
4                                                                   7
5                                                                 6.5
6                                                                   6
7                                                                   5
8                                                                   3
9                                                                   1
10 and after                                                        0


    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the Surrender Charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the Surrender Charge may, at the election of the owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken during the Contract Year. (This right is not cumulative from Contract Year to Contract Year.)


    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a Surrender Charge against your Accumulated Value at the retirement date. We do not apply a Surrender Charge if you elect to receive a life contingent payment option. If you select fixed annuity payments under payment options 2 or 4, we assess a Surrender Charge by adding 1/2 the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.


    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. (The waiver for terminal illness or nursing home stay is only available for annuitants with an issue age of 76 or below.) We must receive written notification, before the retirement date, at the Administrative Office in order to activate this waiver.

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:


        -   with an initial premium payment of $50,000 or greater, or



        - upon a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.


    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE

    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the owner/annuitant dies before the retirement date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    The accumulation phase of your Contract ends on the retirement date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the retirement date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount you apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering the Contract; or (2) the death benefit if the annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option.


    Prior to the retirement date, you may elect to have your proceeds applied under a payment option, or a beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental agreement to be issued for the payment option.

    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------


DESCRIPTION OF PAYMENT OPTIONS



    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.



    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.



    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.



    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.



    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future proceeds equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.



    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future proceeds will be made to the survivor for their lifetime.



    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

    While the annuitant is living, you may elect, revoke or change a payment option at any time before the retirement date. Upon an annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the beneficiary may elect one of the options after the death of the owner/annuitant.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Administrative Office.


    We have provided a description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.


    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;

        -   the annuitant's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.


    The payee may elect to receive fixed annuity payments under each of the payment options. We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:



           (1) the total payments would be less than $2,000;



           (2) the amount of each payment would be less than $20; or



           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.



    Under Option 1 (Interest Income), the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4 (Income for Fixed Amount), proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.


    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Option 3 (Life Income Option with Term Certain) and Option 7 (Joint and 100% to Survivor Monthly Life Income Option). We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate in the Contract for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;

        -   the age and sex of the annuitant; and


        - the assumed interest rate used in the variable payment option tables (5% per year).


    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if the Valuation Period does not end on such date. The number of annuity units attributable to each Subaccount remains constant unless there is an exchange of annuity units (see "EXCHANGING ANNUITY UNITS" below).

    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value for each Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and


           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.


    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

           (x) is the net result of:

               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

           (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

           (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.


    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.


    For variable annuity payments, we reserve the right to:

           (1) refuse the election of a payment option if total payments would be less than $5,000;

           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.

    EXCHANGING ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may exchange the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The exchange request will take effect as of the end of the Valuation Period when we receive the request. On the date of the exchange, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may exchange annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit exchanges of annuity units between the Subaccounts.

    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:

           (a) the commuted value of remaining payments in a payment option;
       MINUS

           (b) a commutation fee that varies by year since the retirement date.


    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount.



    We will deduct a commutation fee (surrender charge) on any full surrenders requested during the first six years of a payment option. We assess the commutation fee as a percentage of the original proceeds. The commutation fee begins at 6% during the first year of a payment option and declines by 1% in each of the next five years. Full surrenders requested after the sixth year of a payment option are not subject to a commutation fee. In addition, if you elect to receive variable annuity payments, then we do not assess a Surrender Charge against the proceeds applied to a variable payment option on the retirement date, and we will calculate any commutation fee based on the Contract Date. See "FEDERAL TAX MATTERS" for a discussion on the tax consequences of Surrenders.



    Please refer to APPENDIX A for more information on variable annuity payments.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

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FEDERAL TAX MATTERS
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

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TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the contract owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a contract owner being treated as the owner of a pro rata potion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any owner dies on or after the retirement date but before the interest in the contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

        - if any owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the owner's death.

    These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's designated beneficiary is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the designated beneficiary is the surviving spouse of the owner, the Contract may be continued with the surviving spouse as the new owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal owner is a trust or other entity which holds the contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

    PARTIAL WITHDRAWALS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract, amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.


    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.


    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.

--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an annuitant, payee or other beneficiary who is not also the owner,

        -   the selection of certain retirement dates, or

        -   the exchange of a Contract.

    An owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING


    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the owner's tax status. The Owner generally can elect not to have withholding apply.



    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract owner should consult a competent tax adviser before purchasing more than one annuity contract.
--------------------------------------------------------------------------------


TAXATION OF QUALIFIED CONTRACTS


    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, the annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under
    Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.


    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the amount of compensation included in the owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:


        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.


    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:


        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------


    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and variable life insurance policies for the Company, are also registered representatives of broker-dealers having selling agreements with American Equity Capital, Inc., distributor and principal underwriter of the Contracts, or broker-dealers having selling agreements with such broker-dealers. The broker-dealers are registered with the SEC under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").


    American Equity Capital, Inc. serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and American Equity
    Capital, Inc. and is not obligated to sell any specific number of Contracts. American Equity Capital, Inc.'s principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 9% of the premiums paid under a Contract during the first Contract year, 3% of the premiums paid in the second through ninth Contract years and 1% of the premiums paid in the tenth and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."


    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.


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LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Accumulated Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited balance sheets of the Company as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of net assets for the Account as of December 31, 1999 and the related statements of operations for the year then ended and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS

    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a non-qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

        WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical non-qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


        HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.57%, 7.14%, 9.57%, and 12.00%. Net of all expenses, these constant returns are: -2.14%, 1.43%, 5.00%, 7.43%, and 9.86%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.74% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table on page 6. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.


    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual agreement issued in connection with an actual Contract may be more or less than those shown if the actual returns of the Subaccount(s) selected by an owner are different from the hypothetical returns. Because it is likely that a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee may be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected, and, for the life contingent options, upon the life of the payee. See the prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."

        ASSUMPTIONS ON WHICH THE HYPOTHETICAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

        - The proceeds applied under the agreement represents the entire Net Accumulated Value of the Contract and is allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.57%, 7.14%, 9.57%, and 12.00%



        -   Assumed Interest Rate is 5% per year


        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how a Contract Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."


        ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."


        THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity payment option selected

        -   the annuity purchase rates in the agreement on the effective date


        -   the Assumed Interest Rate under the agreement on the effective date


        -   the age of the annuitant

        -   in most cases, the sex of the annuitant


    For each column in the chart, the entire proceeds is allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                   INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                         ASSUMING A CONSTANT RATE OF RETURN




CONTRACT                  0.00% GROSS   3.57% GROSS   7.14% GROSS   9.57% GROSS   12.00% GROSS
YEAR                      -2.14% NET     1.43% NET     5.00% NET     7.43% NET     9.86% NET
1                           $1,000        $1,000        $1,000        $1,000        $1,000
2                             932           966          1,000         1,023         1,046
3                             869           933          1,000         1,047         1,095
4                             810           901          1,000         1,071         1,145
5                             755           871          1,000         1,096         1,198
6                             703           841          1,000         1,121         1,254
7                             655           813          1,000         1,147         1,312
8                             611           785          1,000         1,174         1,373
9                             569           758          1,000         1,201         1,436
10                            531           732          1,000         1,229         1,503
11                            494           708          1,000         1,257         1,572
12                            461           684          1,000         1,286         1,645
13                            430           660          1,000         1,316         1,721
14                            400           638          1,000         1,346         1,801
15                            373           616          1,000         1,378         1,884
16                            348           595          1,000         1,409         1,971
17                            324           575          1,000         1,442         2,063
18                            302           555          1,000         1,475         2,158
19                            282           537          1,000         1,510         2,258
20                            262           518          1,000         1,545         2,362
21                            245           501          1,000         1,580         2,472
22                            228           484          1,000         1,617         2,586
23                            212           467          1,000         1,654         2,706
24                            198           198          1,000         1,693         2,831
25                            184           436          1,000         1,732         2,962

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     3
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     5
      Effect of the Administrative Charge on Performance
       Data.................................................     5
LEGAL MATTERS...............................................     5
EXPERTS.....................................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................     6

                                    SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                        5000 Westown Parkway, Suite 440
                          West Des Moines, Iowa 50266
                                 1-888-349-4656

                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by American Equity Investment Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Dreyfus Variable Investment Fund. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                  May 1, 2000

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     3
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     5
      Effect of the Administrative Fee On Performance
       Data.................................................     5
LEGAL MATTERS...............................................     5
EXPERTS.....................................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................     6

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------


    One hundred percent of Company's outstanding Common Stock, par value $1 per share, is owned by American Equity Investment Life Holding Company (the "Holding Company"). As of December 31, 1999, no persons or entities beneficially owned more than 33.2% of the Common Stock, par value $1 per share, of the Holding Company. The Holding Company develops, markets, issues and administers annuity contracts and life insurance policies through the Company. Our principal office, and those of the Holding Company, are at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.


--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive or realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative fee and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $45 administrative fee deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.

--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative fee (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative fee per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

                                    6
Yield = 2 X ((NI - ES)/(U X UV)) + 1) - 1

Where:

NI   =    net income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS


    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.


    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.


    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of

    Contract charges which were in effect at the inception of each Subaccount (see four columns under "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative fee per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


          1/N
TR = (ERV/P) - 1

Where:

TR   =    the average annual total return net of subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.


    The following chart provides the adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below provides the actual adjusted average annual total return for the Subaccount as of the end of the period indicated or from the date of inception (i.e., since the first dollar was funded to the Subaccount) calculated according to the formula described above (see the two columns to the right of the chart under the heading "Subaccount").



                                                          INVESTMENT OPTION                           SUBACCOUNT
                                          FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                           1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     FROM DATE OF
                                           PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     INCEPTION OF
                                           ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED       SUBACCOUNT
SUBACCOUNT (INCEPTION DATE)               12/31/99   12/31/99   12/31/99      TO 12/31/99      12/31/99    TO 12/31/99
EquiTrust Variable Insurance Series Fund
  Value Growth(1) (8/10/99)               (15.99)%    (1.00)%     4.16%           2.79%            --        (18.35)%
  High Grade Bond(1) (8/11/98)            (10.61)      4.13       5.99            6.73         (10.57)%       (6.23)
  High Yield Bond(1) (8/11/98)            (10.88)      5.88       8.08            8.28         (10.85)        (6.84)
  Money Market(2) (8/1/98)                 (5.82)      1.76         --            2.89          (8.30)        (5.79)
  Blue Chip(3) (3/29/99)                   10.50      21.56         --           17.65             --          2.43
T. Rowe Price Equity Series, Inc.
  Equity Income(4) (3/29/99)               (6.63)     15.84         --           14.84             --         (6.93)
  Mid-Cap Growth(5) (6/8/99)               13.38         --         --           17.68             --          2.61
  New America Growth(4) (9/20/99)           2.40      21.42         --           18.36             --          4.08
  Personal Strategy Balanced(6) (1/8/99)   (1.94)     13.69         --           13.71             --         (4.18)
T. Rowe Price International Series, Inc.
  International Stock(4) (12/7/99)         22.97      12.32         --           10.73             --         (1.32)
Dreyfus Variable Investment Fund
  Appreciation Portfolio(7) (1/8/99)        1.11      22.93         --           17.76             --         (2.82)
  Disciplined Stock Portfolio(8)
  (1/8/99)                                  8.10         --         --           23.64             --          3.73
  Growth and Income Portfolio(9)
  (3/10/99)                                 6.53      21.69         --           18.45             --          4.85
  International Equity Portfolio(9)
  (12/6/99)                                49.41      14.18         --           11.75             --          2.85
  Small Cap Portfolio(10) (6/8/99)         12.80      13.06         --           33.86             --         (2.87)

    The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.


        (1) The Value Growth, High Grade Bond and High Yield Bond Portfolios commenced operations on October 17, 1987.

        (2)   The Money Market Portfolio commenced operations on February 20,
              1990.

        (3)   The Blue Chip Portfolio commenced operations on October 15, 1990.

        (4) The Equity Income, New America Growth and International Stock Portfolios commenced operations on March 31, 1994.

        (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

        (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.


        (7)   The Appreciation Portfolio commenced operations on April 5, 1993.


        (8) The Disciplined Stock Portfolio commenced operations on April 30, 1996.

        (9) The Growth and Income and International Equity Portfolios commenced operations on May 2, 1994.

        (10)  The Small Cap Portfolio commenced operations on August 31, 1990.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of subaccount recurring charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE FEE ON PERFORMANCE DATA

    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the retirement date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative fee in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------

LEGAL MATTERS
--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by the Company's general counsel. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.


--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    The Account's statements of net assets as of December 31, 1999 and the related statements of operations for the year ended and changes in net assets for the periods disclosed in the financial statements and the balance sheets of the Company at December 31, 1999 and 1998 and the related statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                              FINANCIAL STATEMENTS

                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                          YEAR ENDED DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                      American Equity Life Annuity Account

                              Financial Statements

                          Year ended December 31, 1999

                                    CONTENTS

Report of Independent Auditors................................................1

Financial Statements

Statements of Net Assets......................................................2
Statements of Operations......................................................4
Statements of Changes in Net Assets...........................................8
Notes to Financial Statements................................................13

                         Report of Independent Auditors

The Board of Directors and Participants
American Equity Investment Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of American Equity Life Annuity Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Money Market, Blue Chip, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 1999, and the related statements of operations for the year then ended, and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of American Equity Life Annuity Account at December 31, 1999, and the individual and combined results of their operations and changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa
March 10, 2000

                      American Equity Life Annuity Account

                            Statements of Net Assets

                                December 31, 1999


ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
   Value Growth Subaccount:
     Value Growth Portfolio, 935.30 shares at net asset value
       of $8.69 per share (cost: $9,017)                                   $    8,128
   High Grade Bond Subaccount:
     High Grade Bond Portfolio, 5,440.91 shares at net asset
       value of $9.49 per share (cost: $55,196)                                51,633
   High Yield Bond Subaccount:
     High Yield Bond Portfolio, 5,345.72 shares at net asset value
       of $9.30 per share (cost: $54,447)                                      49,714
   Money Market Subaccount:
     Money Market Portfolio, 0 shares at net asset value
       of $1.00 per share (cost: $0)                                                -
   Blue Chip Subaccount:
     Blue Chip Portfolio, 1,198.34 shares at net asset value of
       $43.98 per share (cost: $50,187)                                        52,702

Investments in Dreyfus Variable Investment Fund:
   Capital Appreciation Subaccount:
     Capital Appreciation Portfolio, 1,184.01 shares at net asset
       value of $39.82 per share (cost: $45,126)                               47,146
   Disciplined Stock Subaccount:
     Disciplined Stock Portfolio, 1,100.91 shares at net asset value
       of $26.82 per share (cost: $26,220)                                     29,525
   Growth and Income Subaccount:
     Growth and Income Portfolio, 1,210.94 shares at net asset value
       of $25.32 per share (cost: $29,319)                                     30,661
   International Equity Subaccount:
     International Equity Portfolio, 253.69 shares at net asset value
       of $22.21 per share (cost: $5,184)                                       5,634
   Small Cap Subaccount:
     Small Cap Portfolio, 539.54 shares at net asset value of $65.03
       per share (cost: $30,479)                                               35,086

Investments in T. Rowe Price Equity Series, Inc.:
   Equity Income Subaccount:
     Equity Income Portfolio, 1,408.59 shares at net asset
       value of $18.62 per share (cost: $27,796)                               26,228
   Mid-Cap Growth Subaccount:
     Mid-Cap Growth Portfolio, 874.37 shares at net asset
       value of $17.24 per share (cost: $13,573)                               15,074
   New America Growth Subaccount:
     New America Growth Portfolio, 569.75 shares at net
       asset value of $26.03 per share (cost: $14,269)                         14,831

                      American Equity Life Annuity Account

ASSETS (CONTINUED)
Investments in T. Rowe Price Equity Series, Inc. (continued):
   Personal Strategy Balanced Subaccount:
     Personal Strategy Balanced Portfolio, 98.28 shares at
       net asset value of $15.94 per share (cost: $1,604)                  $    1,567

Investment in T. Rowe Price International Series, Inc.:
   International Stock Subaccount:
     International Stock Portfolio, 150.56 shares at net asset
       value of $18.98 per share (cost: $2,801)                                 2,858
                                                                         --------------
Total investments (cost: $365,218)                                            370,787

LIABILITIES                                                                         -
                                                                         --------------
COMBINED NET ASSETS                                                          $370,787
                                                                         ==============


                                                                                                  EXTENDED
                                                            UNITS             UNIT VALUE           VALUE
                                                    --------------------------------------------------------
Net assets are represented by:
   Value Growth Subaccount                                 906.749000       $  8.963638        $    8,128
   High Grade Bond Subaccount                            5,147.564821         10.030807            51,633
   High Yield Bond Subaccount                            5,001.147000          9.940766            49,714
   Money Market Subaccount                                   0.000000         10.079893                 -
   Blue Chip Subaccount                                  4,686.889920         11.244734            52,702
   Capital Appreciation Subaccount                       4,419.138022         10.668918            47,146
   Disciplined Stock Subaccount                          2,592.882489         11.387477            29,525
   Growth and Income Subaccount                          2,663.570748         11.511224            30,661
   International Equity Subaccount                         499.011968         11.291372             5,634
   Small Cap Subaccount                                  3,290.426367         10.663211            35,086
   Equity Income Subaccount                              2,566.930987         10.217649            26,228
   Mid-Cap Growth Subaccount                             1,338.170684         11.264699            15,074
   New America Growth Subaccount                         1,297.934149         11.426304            14,831
   Personal Strategy Balanced Subaccount                   148.923974         10.519260             1,567
   International Stock Subaccount                          263.768180         10.833490             2,858
                                                                                             ---------------
Total combined net assets                                                                        $370,787
                                                                                             ===============



SEE ACCOMPANYING NOTES.

                      American Equity Life Annuity Account

                            Statements of Operations

                          Year ended December 31, 1999


                                                                           VALUE GROWTH    HIGH GRADE BOND
                                                        COMBINED            SUBACCOUNT       SUBACCOUNT
                                                       -----------------------------------------------------
Net investment income (operating loss):
   Dividend income                                            $11,795         $     -            $3,481
   Mortality and expense risk charges                          (2,768)            (46)             (722)
                                                       -----------------------------------------------------
Net investment income (operating loss)                          9,027             (46)            2,759
Net realized and unrealized gain (loss) on
   investments:
   Net realized (loss) gain from investment
     transactions                                                 539              (5)              (53)
   Change in unrealized appreciation/
     depreciation of investments                                5,768            (889)           (3,657)
                                                       -----------------------------------------------------
Net gain (loss) on investments                                  6,307            (894)           (3,710)
                                                       -----------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  $15,334           $(940)          $  (951)
                                                       =====================================================


                                               HIGH YIELD BOND    MONEY MARKET       BLUE CHIP
                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                               -----------------------------------------------------
Net investment income (operating loss):
   Dividend income                                  $ 4,128             $194            $    -
   Mortality and expense risk charges                  (698)             (58)             (161)
                                               -----------------------------------------------------
Net investment income (operating loss)                3,430              136              (161)
Net realized and unrealized gain (loss) on
   investments:
   Net realized (loss) gain from investment
     transactions                                       (70)               -               134
   Change in unrealized appreciation/
     depreciation of investments                     (4,440)               -             2,515
                                               -----------------------------------------------------
Net gain (loss) on investments                       (4,510)               -             2,649
                                               -----------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                        $(1,080)            $136            $2,488
                                               =====================================================

                                                  CAPITAL                               GROWTH AND
                                                APPRECIATION       DISCIPLINED            INCOME
                                                 SUBACCOUNT     STOCK SUBACCOUNT        SUBACCOUNT
                                              ------------------------------------------------------
Net investment income (operating loss):
   Dividend income                                 $   439            $   290          $   959
   Mortality and expense risk charges                 (393)              (321)             (78)
                                              ------------------------------------------------------
Net investment income (operating loss)                  46                (31)             881
Net realized and unrealized gain (loss) on
   investments:
   Net realized (loss) gain from investment
     transactions                                      224                 66                9
   Change in unrealized appreciation/
     depreciation of investments                     2,020              3,305            1,342
                                              ------------------------------------------------------
Net gain (loss) on investments                       2,244              3,371            1,351
                                              ------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       $ 2,290             $3,340           $2,232
                                              ======================================================

                      American Equity Life Annuity Account

                                                                          INTERNATIONAL       SMALL CAP
                                                                        EQUITY SUBACCOUNT     SUBACCOUNT
                                                                        ------------------------------------
Net investment income:
   Dividend income                                                              $194          $       -
   Mortality and expense risk charges                                             (5)              (109)
                                                                        ------------------------------------
Net investment income (operating loss)                                           189               (109)

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                           -                  7
   Change in unrealized appreciation/depreciation of investments                 450              4,607
                                                                        ------------------------------------
Net gain (loss) on investments                                                   450              4,614
                                                                        ------------------------------------
Net increase (decrease) in net assets resulting from operations                 $639             $4,505
                                                                        ====================================


SEE ACCOMPANYING NOTES.

                                                                  EQUITY INCOME       MID-CAP GROWTH    NEW AMERICA GROWTH
                                                                   SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                                  --------------------------------------------------------
Net investment income:
   Dividend income                                                       $ 1,032              $   142              $   797
   Mortality and expense risk charges                                        (60)                 (62)                 (33)
                                                                  --------------------------------------------------------
Net investment income (operating loss)                                       972                   80                  764

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                      15                  211                    2
   Change in unrealized appreciation/depreciation of investments          (1,568)               1,501                  562
                                                                  --------------------------------------------------------
Net gain (loss) on investments                                            (1,553)               1,712                  564
                                                                  --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $  (581)             $ 1,792               $1,328
                                                                  ========================================================


                                                                      PERSONAL STRATEGY      INTERNATIONAL
                                                                     BALANCED SUBACCOUNT   STOCK SUBACCOUNT
                                                                   -----------------------------------------------
Net investment income:
   Dividend income                                                                $ 136                $  3
   Mortality and expense risk charges                                               (21)                 (1)
                                                                   -----------------------------------------------
Net investment income (operating loss)                                              115                   2

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                             (1)                  -
   Change in unrealized appreciation/depreciation of investments                    (37)                 57
                                                                   -----------------------------------------------
Net gain (loss) on investments                                                      (38)                 57
                                                                   -----------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $  77                $ 59
                                                                   ===============================================


                      American Equity Life Annuity Account

                       Statements of Changes in Net Assets


                                                                                                  VALUE GROWTH
                                                                    COMBINED                       SUBACCOUNT
                                                     ----------------------------------------   -----------------
                                                                             PERIOD FROM
                                                                            AUGUST 1, 1998
                                                                           (DATE OPERATIONS
                                                         YEAR ENDED          COMMENCED)             YEAR ENDED
                                                         DECEMBER 31           THROUGH             DECEMBER 31
                                                            1999           DECEMBER 31, 1998          1999
                                                     ----------------------------------------   -----------------
Operations:
   Net investment income (operating loss)                $    9,027        $    2,168               $    (46)
   Net realized gain (loss) from investment
     transactions                                               539                (1)                    (5)
   Change in unrealized appreciation/depreciation
     of investments                                           5,768              (199)                  (889)
                                                     ----------------------------------------   -----------------
Net increase (decrease) in net assets resulting
   from operations                                           15,334             1,968                   (940)

Capital share transactions:
   Transfers of net premiums                                202,358           149,482                  9,068
   Transfer of administrative charges                          (449)                -                      -
   Transfers between subaccounts, including fixed
     interest subaccount                                      2,094               (31)                     -
                                                     ----------------------------------------   -----------------
Net increase in net assets resulting from capital
   share transactions                                       204,003           149,482                  9,068
                                                     ----------------------------------------   -----------------
Total increase (decrease) in net assets                     219,337           151,450                  8,128

Net assets at beginning of period                           151,450                 -                      -
                                                     ----------------------------------------   -----------------
Net assets at end of period                                $370,787          $151,450                 $8,128
                                                     ========================================   =================


                                                                 HIGH GRADE BOND SUBACCOUNT
                                                        -----------------------------------------
                                                                                PERIOD FROM
                                                                              AUGUST 1, 1998
                                                                            (DATE OPERATIONS
                                                            YEAR ENDED          COMMENCED)
                                                           DECEMBER 31           THROUGH
                                                               1999         DECEMBER 31, 1998
                                                        -----------------------------------------
Operations:
   Net investment income (operating loss)                   $  2,759            $     987
   Net realized gain (loss) from investment
     transactions                                                (53)                   1
   Change in unrealized appreciation/depreciation
     of investments                                           (3,657)                  94
                                                        -----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                              (951)               1,082

Capital share transactions:
   Transfers of net premiums                                      15                    -
   Transfer of administrative charges                            (13)                   -
   Transfers between subaccounts, including fixed
     interest subaccount                                       1,489               50,011
                                                        -----------------------------------------
Net increase in net assets resulting from capital
   share transactions                                          1,491               50,011
                                                        -----------------------------------------
Total increase (decrease) in net assets                          540               51,093

Net assets at beginning of period                             51,093                    -
                                                        =========================================
Net assets at end of period                                  $51,633              $51,093
                                                        =========================================


                                                                 HIGH YIELD BOND SUBACCOUNT
                                                         ----------------------------------------
                                                                               PERIOD FROM
                                                                              AUGUST 1, 1998
                                                                             (DATE OPERATIONS
                                                           YEAR ENDED           COMMENCED)
                                                           DECEMBER 31           THROUGH
                                                              1999           DECEMBER 31, 1998
                                                         ----------------------------------------
Operations:
   Net investment income (operating loss)                    $  3,430           $  1,078
   Net realized gain (loss) from investment
     transactions                                                 (70)                (2)
   Change in unrealized appreciation/depreciation
     of investments                                            (4,440)              (293)
                                                         ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                             (1,080)               783

Capital share transactions:
   Transfers of net premiums                                        -                  -
   Transfer of administrative charges                               -                  -
   Transfers between subaccounts, including fixed
     interest subaccount                                            -             50,011
                                                         ----------------------------------------
Net increase in net assets resulting from capital
   share transactions                                               -             50,011
                                                         ----------------------------------------
Total increase (decrease) in net assets                        (1,080)            50,794

Net assets at beginning of period                              50,794                  -
                                                         ========================================
Net assets at end of period                                   $49,714            $50,794
                                                         ========================================

                      American Equity Life Annuity Account

                                                                                                            BLUE CHIP
                                                                   MONEY MARKET SUBACCOUNT                  SUBACCOUNT
                                                        ----------------------------------------------   -----------------
                                                                                 PERIOD FROM
                                                                                AUGUST 1, 1998
                                                                               (DATE  OPERATIONS
                                                            YEAR ENDED             COMMENCED)                YEAR ENDED
                                                            DECEMBER 31             THROUGH                 DECEMBER 31
                                                               1999            DECEMBER 31, 1998                1999
                                                        ----------------------------------------------   -----------------
Operations:
   Net investment income (operating loss)                   $       136            $       103               $    (161)
   Net realized gain from investment transactions                     -                      -                     134
   Change in unrealized appreciation/depreciation of
     investments                                                      -                      -                   2,515
                                                        ----------------------------------------------   -----------------
Net increase (decrease) in net assets resulting from
   operations                                                       136                    103                   2,488

Capital share transactions:
   Transfers of net premiums                                    132,824                149,513                  16,118
   Transfer of administrative charges                                 -                      -                       -
   Transfers between subaccounts, including fixed
     interest subaccount                                       (182,523)              (100,053)                 34,096
                                                        ----------------------------------------------   -----------------
Net increase (decrease) in net assets resulting from
   capital share transactions                                   (49,699)                49,460                  50,214
                                                        ----------------------------------------------   -----------------
Total increase (decrease) in net assets                         (49,563)                49,563                  52,702

Net assets at beginning of period                                49,563                      -                       -
                                                        ----------------------------------------------   -----------------
Net assets at end of period                               $           -              $  49,563                 $52,702
                                                        ==============================================   =================



                                                         YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                         DECEMBER 31         DECEMBER 31       DECEMBER 31
                                                            1999                1999              1999
                                                       --------------      --------------     -------------
Operations:
   Net investment income (operating loss)              $       46          $      (31)        $     881
   Net realized gain from investment transactions             224                  66                 9
   Change in unrealized appreciation/depreciation of
     investments                                            2,020               3,305             1,342
                                                       --------------      --------------     -------------
Net increase (decrease) in net assets resulting from
   operations                                               2,290               3,340             2,232

Capital share transactions:
   Transfers of net premiums                                8,701                 450             1,609
   Transfer of administrative charges                        (213)               (202)               (8)
   Transfers between subaccounts, including fixed
     interest subaccount                                   36,368              25,937            26,828
                                                       --------------      --------------     -------------
Net increase (decrease) in net assets resulting from
   capital share transactions                              44,856              26,185            28,429
                                                       --------------      --------------     -------------
Total increase (decrease) in net assets                    47,146              29,525            30,661

Net assets at beginning of period                               -                   -                 -
                                                       --------------      --------------     -------------
Net assets at end of period                               $47,146             $29,525           $30,661
                                                       ==============      ==============     =============


                                                             YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                             DECEMBER 31       DECEMBER 31       DECEMBER 31
                                                                1999              1999              1999
                                                           --------------    ---------------  ----------------
Operations:
   Net investment income (operating loss)                      $   189           $  (109)         $     972
   Net realized gain from investment transactions                    -                 7                 15
   Change in unrealized appreciation/depreciation of
     investments                                                   450             4,607             (1,568)
                                                           --------------    ---------------  ----------------
Net increase (decrease) in net assets resulting from
   operations                                                      639             4,505               (581)

Capital share transactions:
   Transfers of net premiums                                     4,745             9,410              2,261
   Transfer of administrative charges                                -                 -                  -
   Transfers between subaccounts, including fixed
     interest subaccount                                           250            21,171             24,548
                                                           --------------    ---------------  ----------------
Net increase (decrease) in net assets resulting from
   capital share transactions                                    4,995            30,581             26,809
                                                           --------------    ---------------  ----------------
Total increase (decrease) in net assets                          5,634            35,086             26,228

Net assets at beginning of period                                    -                 -                  -
                                                           --------------    ---------------  ----------------
Net assets at end of period                                     $5,634           $35,086            $26,228
                                                           ==============    ===============  ================

                      American Equity Life Annuity Account

                                                                                        PERSONAL
                                                                                        STRATEGY
                                             MID-CAP GROWTH        NEW AMERICA          BALANCED          INTERNATIONAL
                                               SUBACCOUNT       GROWTH SUBACCOUNT      SUBACCOUNT        STOCK SUBACCOUNT
                                            ------------------  ------------------  ------------------  -----------------
                                               YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31         DECEMBER 31         DECEMBER 31         DECEMBER 31
                                                  1999               1999                1999                1999
                                            ------------------  ------------------  ------------------  -----------------
Operations:
   Net investment income                      $       80           $     764            $   115           $       2
   Net realized gain (loss) from
     investment transactions                         211                   2                 (1)                  -
   Change in unrealized appreciation/
     depreciation of investments                   1,501                 562                (37)                 57
                                            ------------------  ------------------  ------------------  -----------------
Net increase in net assets resulting from
   operations                                      1,792               1,328                 77                  59

Capital share transactions:
   Transfers of net premiums                      12,397               4,745                 15                   -
   Transfer of administrative charges                  -                   -                (13)                  -
   Transfers between subaccounts,
     including fixed interest subaccount             885               8,758              1,488               2,799
                                            ------------------  ------------------  ------------------  -----------------
Net increase in net assets resulting from
   capital share transactions                     13,282              13,503              1,490               2,799
                                            ------------------  ------------------  ------------------  -----------------
Total increase in net assets                      15,074              14,831              1,567               2,858

Net assets at beginning of period                      -                   -                  -                   -
                                            ------------------  ------------------  ------------------  -----------------
Net assets at end of period                      $15,074             $14,831             $1,567              $2,858
                                            ==================  ==================  ==================  =================



SEE ACCOMPANYING NOTES.

                      American Equity Life Annuity Account

                          Notes to Financial Statements

                                December 31, 1999



1. SIGNIFICANT ACCOUNTING POLICIES

American Equity Life Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within American Equity Investment Life Insurance Company (the Company) to fund flexible premium deferred variable annuity insurance policies. The Account commenced operations on August 1, 1998.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted the cost basis from the average cost method to the first-in, first-out method. This change had no effect on the cost basis of the Account's investments.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

                      American Equity Life Annuity Account

2. EXPENSE CHARGES (CONTINUED)

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $45 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first nine contract years. During the second through ninth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 8.5% of the amount surrendered during the first contract year and declines by .5% in each of the next five contract years, by 1% in the sixth year and by 2% for the next three contract years. No surrender charge is deducted if the partial surrender or surrender occurs after nine full contract years.

TRANSFER CHARGE: A transfer charge of $25 will be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                      American Equity Life Annuity Account

4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:



                                                                                              PERIOD FROM
                                                                                            AUGUST 1, 1998
                                                                YEAR ENDED            (DATE OPERATIONS COMMENCED)
                                                            DECEMBER 31, 1999          THROUGH DECEMBER 31, 1998
                                                      -------------------------------------------------------------
                                                        PURCHASES         SALES        PURCHASES        SALES
                                                      ------------------------------------------------------------
   Value Growth Subaccount                               $    9,068  $         46    $           -  $           -
   High Grade Bond Subaccount                                 4,985           735           51,276            278
   High Yield Bond Subaccount                                 4,128           698           51,364            275
   Money Market Subaccount                                  133,017       182,580          149,656        100,093
   Blue Chip Subaccount                                      52,194         2,141                -             -
   Capital Appreciation Subaccount                           48,490         3,588                -             -
   Disciplined Stock Subaccount                              26,678           524                -             -
   Growth and Income Subaccount                              29,388            78                -             -
   International Equity Subaccount                            5,189             5                -             -
   Small Cap Subaccount                                      30,581           109                -             -
   Equity Income Subaccount                                  29,759         1,978                -             -
   Mid-Cap Growth Subaccount                                 16,470         3,108                -             -
   New America Growth Subaccount                             14,300            33                -             -
   Personal Strategy Balanced Subaccount                      1,640            35                -             -
   International Stock Subaccount                             2,801             -                -             -
                                                      ------------------------------------------------------------
   Combined                                                $408,688      $195,658         $252,296      $100,646
                                                      ============================================================

                      American Equity Life Annuity Account

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:



                                                                                             NET INCREASE
                                          UNITS SOLD              UNITS REDEEMED              (DECREASE)
                                    -----------------------    ----------------------    ----------------------
                                       UNITS      AMOUNT         UNITS      AMOUNT         UNITS      AMOUNT
                                    -----------------------    ----------------------    ----------------------
YEAR ENDED DECEMBER 31, 1999
Value Growth Subaccount                  907     $  9,068            -   $        -          907   $    9,068
High Grade Bond Subaccount               148        1,504            1           13          147        1,491
High Yield Bond Subaccount                 -            -            -            -            -            -
Money Market Subaccount               13,218      132,824       18,168      182,523       (4,950)     (49,699)
Blue Chip Subaccount                   4,866       52,194          179        1,980        4,687       50,214
Capital Appreciation Subaccount        4,722       48,051          303        3,195        4,419       44,856
Disciplined Stock Subaccount           2,611       26,387           18          202        2,593       26,185
Growth and Income Subaccount           2,664       28,429            -            -        2,664       28,429
International Equity Subaccount          499        4,995            -            -          499        4,995
Small Cap Subaccount                   3,290       30,581            -            -        3,290       30,581
Equity Income Subaccount               2,752       28,727          185        1,918        2,567       26,809
Mid-Cap Growth Subaccount              1,626       16,328          288        3,046        1,338       13,282
New America Growth Subaccount          1,298       13,503            -            -        1,298       13,503
Personal Strategy Balanced
   Subaccount                            150        1,504            1           14          149        1,490
International Stock Subaccount           264        2,799            -            -          264        2,799
                                    ---------------------------------------------------------------------------
Combined                              39,015     $396,894       19,143     $192,891       19,872     $204,003
                                    ===========================================================================

PERIOD FROM AUGUST 1, 1998
(DATE OPERATIONS COMMENCED)
THROUGH DECEMBER 31, 1998
High Grade Bond Subaccount             5,001    $  50,011            -   $        -        5,001    $  50,011
High Yield Bond Subaccount             5,001       50,011            -            -        5,001       50,011
Money Market Subaccount               14,946      149,513        9,996      100,053        4,950       49,460
                                    -----------------------    ----------------------    ----------------------
Combined                              24,948     $249,535        9,996     $100,053       14,952     $149,482
                                    =======================    ======================    ======================

                      American Equity Life Annuity Account

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1999 consisted of:



                                                                                                 HIGH YIELD
                                                                VALUE GROWTH    HIGH GRADE          BOND
                                                    COMBINED     SUBACCOUNT   BOND SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------
Paid-in capital                                     $353,724       $9,068          $51,502         $50,011
Accumulated undistributed net investment income
   (loss)                                             10,956          (46)           3,746           4,508
Accumulated undistributed net realized gain
   (loss) from investment transactions                   538           (5)             (52)            (72)
Net unrealized appreciation (depreciation) of
   investments                                         5,569         (889)          (3,563)         (4,733)
                                                  -----------------------------------------------------------
Net assets                                          $370,787       $8,128          $51,633         $49,714
                                                  ===========================================================

                                                                                 CAPITAL        DISCIPLINED
                                                  MONEY MARKET    BLUE CHIP    APPRECIATION        STOCK
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                                  ------------------------------------------------------------
Paid-in capital                                       $  -           $50,214        $44,856        $26,185
Accumulated undistributed net investment income
   (loss)                                                -              (161)            46            (31)
Accumulated undistributed net realized gain from
   investment transactions                               -               134            224             66
Net unrealized appreciation of investments               -             2,515          2,020          3,305
                                                  ------------------------------------------------------------
Net assets                                            $  -           $52,702        $47,146        $29,525
                                                  ============================================================

                                                 GROWTH AND    INTERNATIONAL
                                                   INCOME         EQUITY         SMALL CAP     EQUITY INCOME
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                               ---------------------------------------------------------------
Paid-in capital                                   $28,429           $4,995         $30,587         $26,809
Accumulated undistributed net investment
   income (loss)                                      881              189            (109)            972
Accumulated undistributed net realized gain
   from investment transactions                         9                -               7              15
Net unrealized appreciation (depreciation)
   of investments                                   1,342              450           4,607          (1,568)
                                               ---------------------------------------------------------------
Net assets                                        $30,661           $5,634         $35,086         $26,228
                                               ===============================================================

                      American Equity Life Annuity Account

6. NET ASSETS (CONTINUED)



                                                                                 PERSONAL
                                                  MID-CAP       NEW AMERICA      STRATEGY      INTERNATIONAL
                                                   GROWTH         GROWTH         BALANCED          STOCK
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                               ---------------------------------------------------------------
Paid-in capital                                   $13,282          $13,503        $1,490            $2,799
Accumulated undistributed net investment
   income                                              80              764           115                 2
Accumulated undistributed net realized gain
   (loss) from investment transactions                211                2            (1)                -
Net unrealized appreciation (depreciation)
   of investments                                   1,501              562           (37)               57
                                               ---------------------------------------------------------------
Net assets                                        $15,074          $14,831        $1,567            $2,858
                                               ===============================================================

                         Report of Independent Auditors






The Board of Directors and Stockholder
American Equity Investment Life Insurance Company


We have audited the accompanying balance sheets of American Equity Investment Life Insurance Company (a wholly-owned subsidiary of American Equity Investment Life Holding Company) as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Equity Investment Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



Des Moines, Iowa
March 1, 2000

                American Equity Investment Life Insurance Company

                                 Balance Sheets


                                                                                      DECEMBER 31
                                                                                1999                1998
                                                                       --------------------------------------
ASSETS
Cash and investments:
   Fixed maturity securities:
     Available-for-sale, at market (amortized cost:
         1999 - $1,070,465,367; 1998 - $600,300,562)                        $997,019,819         $601,897,562
     Held for investment, at amortized cost
         (market: 1999 - $272,961,050)                                       351,799,694                    -
Equity securities, at market
   (cost: 1999 - $7,920,000)                                                   7,513,490                    -
Derivative instruments                                                        44,209,883           16,171,621
Policy loans                                                                     231,068              192,184
Cash and cash equivalents                                                      4,322,902           12,421,353
                                                                       --------------------------------------
Total cash and investments                                                 1,405,096,856          630,682,720

Receivable from other insurance companies                                        597,956              616,737
Premiums due and uncollected                                                   1,097,105            1,684,698
Accrued investment income                                                     13,636,720            2,946,796
Receivable from affiliates                                                       114,402               64,427
Property, furniture and equipment, less accumulated depreciation of $871,055 in 1999 and $405,158 in 1998
                                                                               1,135,275              724,147
Value of insurance in force acquired                                             752,427            1,068,906
Deferred policy acquisition costs                                            126,684,495           32,005,772
Goodwill, less accumulated amortization of $227,500 in 1999 and
   $157,500 in 1998                                                              472,500              542,500
Deferred income tax asset                                                     41,073,656            8,288,049
Federal income taxes recoverable                                               1,662,522                    -
Other assets                                                                     952,677               89,336

Assets held in separate account                                                  370,787              151,450
                                                                       --------------------------------------
Total assets                                                              $1,593,647,378         $678,865,538
                                                                       =======================================

                                                                                      DECEMBER 31
                                                                               1999                  1998
                                                                       ----------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy benefit reserves:
     Traditional life insurance and accident and health products          $     15,059,895        $  11,317,156
     Annuity and single premium universal life products                      1,343,815,953          529,765,023
   Other policy funds and contract claims                                       11,553,574            6,315,598
   Provision for experience rating refunds                                         544,610              833,679
   Amounts due to related parties                                               10,776,018            2,438,600
   Note payable to parent                                                       25,000,000            8,000,000
   Amounts due under repurchase agreements                                      86,968,750           49,000,000
   Amounts due on securities purchased                                          29,713,749                    -
   Federal income taxes payable                                                          -            1,648,822
   Other liabilities                                                            12,214,544            3,964,593
   Liabilities related to separate account                                         370,787              151,450
                                                                       ----------------------------------------
Total liabilities                                                            1,536,017,880          613,434,921

Commitments and contingencies

Stockholder's equity:
   Series Preferred Stock, par value $1  per share - authorized
     500,000 shares                                                                      -                    -
   Common stock, par value $1 per share - 4,000,000 shares
     authorized; issued and outstanding 2,500,000                                2,500,000            2,500,000
   Additional paid-in capital                                                   92,056,435           62,900,235
   Accumulated other comprehensive income (loss)                               (35,234,635)             420,035
   Retained-earnings deficit                                                    (1,692,302)            (389,653)
                                                                       ----------------------------------------
Total stockholder's equity                                                      57,629,498           65,430,617
                                                                       ----------------------------------------
Total liabilities and stockholder's equity                                  $1,593,647,378         $678,865,538
                                                                       ========================================

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                            Statements of Operations


                                                                                YEAR ENDED DECEMBER 31
                                                                      1999               1998               1997
                                                                -------------------------------------------------------
Revenues:
   Traditional life and accident and health
     insurance premiums                                            $  10,294,437      $  10,528,108       $ 11,424,907
   Annuity and single premium universal life
     product charges                                                   3,452,095            642,547             11,896
   Net investment income                                              62,917,023         26,235,923          4,028,628
   Realized gains on investments                                       1,454,417            151,750                  -
                                                                 -----------------------------------------------------
Total revenues                                                        78,117,972         37,558,328         15,465,431

Benefits and expenses:
   Insurance policy benefits and change in future policy
     benefits                                                          7,231,895          6,084,893          7,440,080
   Interest credited to account balances                              41,726,895         15,837,912          2,129,686
   Interest expense on notes payable                                   1,036,914            200,000            134,077
   Interest expense on amounts due under
     repurchase agreements                                             3,490,849          1,528,718            291,547
   Amortization of deferred policy acquisition costs and
     value of insurance in force acquired                             11,240,271          3,946,133          1,143,032
   Amortization of goodwill                                               70,000             70,000             70,000
   Other operating costs and expenses                                 11,031,870          7,843,729          6,804,652
                                                                 -----------------------------------------------------
Total benefits and expenses                                           75,828,694         35,511,385         18,013,074
                                                                 -----------------------------------------------------
Income (loss) before income taxes                                      2,289,278          2,046,943         (2,547,643)

Income tax benefit (expense):
  Current                                                            (14,188,656)        (5,311,080)        (2,565,057)
  Deferred                                                            13,596,729          4,550,597          3,953,833
                                                                 -----------------------------------------------------
                                                                        (591,927)          (760,483)         1,388,776
                                                                 -----------------------------------------------------
Net income (loss)                                                  $   1,697,351      $   1,286,460       $ (1,158,867)
                                                                 =====================================================

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                  Statements of Changes in Stockholder's Equity

                                                                               ACCUMULATED
                                                           ADDITIONAL             OTHER          RETAINED-          TOTAL
                                             COMMON         PAID-IN           COMPREHENSIVE      EARNINGS       STOCKHOLDER'S
                                             STOCK          CAPITAL           INCOME (LOSS)       DEFICIT          EQUITY
                                         --------------------------------------------------------------------------------------
Balance at January 1, 1997                 $2,500,000     $13,900,235           $(201,556)      $  (517,246)    $15,681,433
  Comprehensive loss:
     Net loss for year                              -               -                   -        (1,158,867)     (1,158,867)
     Change in net unrealized
       investment gains/losses                      -               -             411,856                 -         411,856
                                                                                                                ---------------
  Total comprehensive loss                                                                                         (747,011)
  Cash contributions from American
     Equity Investment Life Holding
     Company                                        -      42,500,000                   -                 -      42,500,000
                                         --------------------------------------------------------------------------------------
Balance at December 31, 1997                2,500,000      56,400,235             210,300        (1,676,113)     57,434,422
  Comprehensive income:
     Net income for year                            -               -                   -         1,286,460       1,286,460
     Change in net unrealized
       investment gains/losses                      -               -             209,735                 -         209,735
                                                                                                                ---------------
  Total comprehensive income                                                                                      1,496,195
  Cash contributions from American
     Equity Investment Life Holding
     Company                                        -       6,500,000                   -                 -       6,500,000
                                         --------------------------------------------------------------------------------------
Balance at December 31, 1998                2,500,000      62,900,235             420,035          (389,653)     65,430,617
  Comprehensive loss:
     Net income for year                            -               -                   -         1,697,351       1,697,351
     Change in net unrealized
       investment gains/losses                      -               -         (35,654,670)                -     (35,654,670)
                                                                                                                ---------------
  Total comprehensive loss                                                                                      (33,957,319)
  Cash contributions from American
     Equity Investment Life Holding
     Company                                        -       3,000,000                   -                 -       3,000,000
  Contribution of held for investment
     fixed maturity securities from
     American Equity Investment Life
     Holding Company
                                                    -      26,156,200                   -                 -      26,156,200
  Dividend to American Equity
     Investment Life Holding Company
                                                    -               -                   -        (3,000,000)     (3,000,000)
                                         ======================================================================================
Balance at December 31, 1999               $2,500,000     $92,056,435        $(35,234,635)      $(1,692,302)    $57,629,498
                                         ======================================================================================


SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                            Statements of Cash Flows

                                                                                    YEAR ENDED DECEMBER 31
                                                                         1999               1998               1997
                                                                  --------------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                                                   $    1,697,351    $    1,286,460    $    (1,158,867)
Adjustments to reconcile net income (loss) to net cash
   used in operating activities:
   Adjustments related to interest sensitive products:
     Interest credited to account balances                              41,726,895        15,837,912          2,129,686
     Annuity and single premium universal life product
       charges                                                          (3,452,095)         (642,547)           (11,896)
  Increase in traditional life and accident and health
     insurance reserves                                                  3,742,739         1,629,777            287,197
  Policy acquisition costs deferred:
     Commissions paid to related party                                 (73,804,373)      (24,164,726)        (3,353,491)
     Other                                                              (3,590,628)       (1,908,540)          (789,435)
   Amortization of deferred policy acquisition costs                    10,923,792         3,672,039            761,032
   Amortization of discount and premiums on fixed maturity
     securities and derivative instruments                             (10,952,751)      (12,975,476)          (997,853)
   Provision for depreciation and other amortization                       852,376           589,946            591,461
   Realized gains on investments                                        (1,454,417)         (151,750)                 -
   Deferred income taxes                                               (13,596,729)       (4,550,597)        (3,953,833)
   Change in other operating assets and liabilities:
     Federal income taxes recoverable                                   (1,662,522)                -                  -
     Federal income taxes payable                                       (1,648,822)         (913,920)         2,562,742
     Accrued investment income                                         (10,689,924)       (1,126,420)        (1,405,521)
     Other policy funds and contract claims                              5,237,976         3,960,442          1,279,542
     Amounts due to related parties                                      8,337,418                 -                  -
     Other liabilities                                                   8,249,951         3,715,589          2,193,458
     Other                                                                (466,429)          120,889            331,342
                                                                  --------------------------------------------------------
Net cash used in operating activities                                  (40,550,192)      (15,620,922)        (1,534,436)

INVESTING ACTIVITIES
Maturities or repayments of investments:
   Fixed maturity securities-available-for-sale                        308,669,843       222,745,031         22,591,487
   Derivative instruments                                                1,541,669                 -                  -
   Mortgage loan on real estate                                                  -           700,000                  -
                                                                  --------------------------------------------------------
                                                                       310,211,512       223,445,031         22,591,487
Acquisitions of investments:
   Fixed maturity securities-available-for-sale                       (734,248,023)     (602,830,456)      (200,181,267)
   Fixed maturity securities-held for investment                      (310,499,557)                -                  -
   Equity securities                                                    (7,920,000)                -                  -
   Derivative instruments                                              (39,396,518)      (11,539,179)        (1,815,674)
   Proceeds received from futures contract                               4,969,781                 -                  -
   Policy loans                                                            (38,884)           (8,831)           (26,830)
                                                                  --------------------------------------------------------
                                                                    (1,087,133,201)     (614,378,466)      (202,023,771)
Purchases of property, furniture and equipment                            (877,023)         (429,449)          (490,887)
                                                                  --------------------------------------------------------
Net cash used in investing activities                                 (777,798,712)     (391,362,884)      (179,923,171)

                American Equity Investment Life Insurance Company

                      Statements of Cash Flows (continued)


                                                                              YEAR ENDED DECEMBER 31
                                                                     1999               1998              1997
                                                               ------------------------------------------------------
FINANCING ACTIVITIES
Receipts credited to annuity and single premium universal
   life policyholder account balances                             $816,126,324       $377,917,332      $141,853,600
Return of annuity and single premium universal life
   policyholder account balances                                   (60,844,621)       (23,637,290)       (2,419,197)
Proceeds from note payable to American Equity Investment
   Life Holding Company                                             17,000,000          5,500,000                 -
Increase in amounts due under repurchase agreements                 37,968,750         49,000,000                 -
Cash contributions by American Equity Investment Life
   Holding Company                                                   3,000,000          6,500,000        42,500,000
Dividend paid to American Equity Investment Life Holding
   Company                                                          (3,000,000)                 -                 -
                                                               ------------------------------------------------------
Net cash provided by financing activities                          810,250,453        415,280,042       181,934,403
                                                               ------------------------------------------------------
Increase (decrease) in cash and cash equivalents                    (8,098,451)         8,296,236           476,796

Cash and cash equivalents at beginning of year                      12,421,353          4,125,117         3,648,321
                                                               ------------------------------------------------------
Cash and cash equivalents at end of year                             4,322,902      $  12,421,353    $    4,125,117
                                                               ======================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for:
  Interest                                                      $    1,879,198     $    1,728,718   $       425,624
  Income taxes                                                      17,500,000          6,225,000             2,315
Non-cash financing and investing activities:
   Bonus interest deferred as policy acquisition costs               7,602,004          5,909,679         1,035,325
   Contribution of held for investment fixed maturity
     securities from American Equity Investment Life Holding
     Company                                                        26,156,200                  -                 -


SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

American Equity Investment Life Insurance Company (the Company) is a wholly-owned subsidiary of American Equity Investment Life Holding Company. The Company is licensed to sell insurance products in 42 states and the District of Columbia at December 31, 1999. The Company offers a broad array of annuity and insurance products. In 1998, the Company began offering variable annuity products. The Company operates solely in the life insurance business.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions are utilized in the calculation of value of insurance in force acquired, deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized.

Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 financial statement presentation.

INVESTMENTS

Fixed maturity securities (bonds and redeemable preferred stocks that mature more than one year after issuance) that may be sold prior to maturity are classified as available-for-sale. Available-for-sale securities are reported at estimated fair value and unrealized gains and losses, if any, on these securities are included directly in a separate component of stockholder's equity, net of income taxes and certain adjustments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporate prepayment assumptions to estimate the securities' expected lives.

Fixed maturity securities that the Company has the positive intent and ability to hold to maturity are designated as held for investment. Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities expected lives.

                American Equity Investment Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. Unrealized gains and losses are included directly in a separate component of stockholder's equity, net of income taxes.

The Company sells deferred annuity products with an additional benefit provision based on the increase, if any, in specified equity market indexes or benchmarks. The Company has purchased one-year option contracts with characteristics similar to the additional benefit provisions to hedge potential increases to policyholder benefits resulting from these additional benefit provisions. The cost of the options is amortized over the life of the contracts and is recorded, net of proceeds received upon expiration, as a component of net investment income.

These options are reported at fair value in the balance sheets. The options are purchased at the time the related annuity policies are issued, with similar maturity dates and benefit features that fluctuate as the value of the options change. Changes in the unrealized appreciation of the options ($12,762,839, $8,061,627 and $839,359 during the years ended December 31, 1999, 1998 and 1997 respectively) are offset by changes to the policy benefit liabilities in the statements of operations.

The Company's hedging strategy attempts to mitigate any potential risk of loss under these agreements through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, the Company purchases its option contracts from multiple counterparties and evaluates the creditworthiness of all counterparties prior to purchase of the contracts. At December 31, 1999, all of these options had been purchased from nationally recognized investment banking institutions with a Standard and Poor's credit rating of BBB+ or higher.

Policy loans are reported at unpaid principal.

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

Market values, as reported herein, of fixed maturity and equity securities are based on the latest quoted market prices, or for those fixed maturity securities not readily marketable, at values which are representative of the market values of issues of comparable yield and quality.

                American Equity Investment Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of producing new insurance business, principally commissions, first-year bonus interest and certain costs of policy issuance (including policy issue costs of $2,949,107 in 1999, $1,908,540 in 1998 and $789,435 in 1997) have been deferred. For annuity and single premium universal life products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of future gross profits/margins (including the impact of realized investment gains and losses) to be realized from a group of products are revised. Deferred policy acquisition costs are also adjusted for the change in amortization that would have occurred if available-for-sale fixed maturity securities had been sold at their aggregate market value and the proceeds reinvested at current yield. The impact of this adjustment is included in accumulated other comprehensive income (loss) within stockholder's equity.

For traditional life and accident and health insurance, deferred policy acquisition costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, principally using the same assumptions for interest, mortality and withdrawals that are used for computing liabilities for future policy benefits subject to traditional "lock-in" concepts.

VALUE OF INSURANCE IN FORCE ACQUIRED

The value of insurance in force acquired represents that actuarially determined present value of the projected future cash flows from the insurance contracts that were acquired pursuant to two reinsurance agreements. This balance is amortized, evaluated for recovery and adjusted for the impact of unrealized gains and losses in the same manner as deferred policy acquisition costs described above.

GOODWILL

Goodwill consists of the excess of the purchase price paid over net assets acquired in connection with the purchase of an inactive life insurance company in 1996, and is being amortized over 10 years using a straight-line method.

                American Equity Investment Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, FURNITURE AND EQUIPMENT

Property and furniture and equipment comprised primarily of office furniture and equipment, data processing equipment and capitalized software costs, are reported at cost less allowances for depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities represent funds that are separately administered for the benefit of variable annuity policyholders who bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of premiums received from and benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the statements of operations. The Company receives various fees (mortality, expense and surrender charges assessed against policyholder account balances) that are included as revenues in the statements of operations.

FUTURE POLICY BENEFITS

Future policy benefit reserves for annuity and single premium universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for these products ranged from 3% to 12% in 1999 and in 1998, and from 3.0% to 12.4% in 1997. A portion of this amount ($7,602,004, $5,909,679 and $1,035,325 during the years ended December 31, 1999, 1998 and 1997, respectively) represents an additional interest credit on first-year premiums payable until the first contract anniversary date (first-year bonus interest). Such amounts have been offset against interest credited to account balances and deferred as policy acquisition costs.

The liability for future policy benefits for traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 3.0% to 6.0%. The liabilities for future policy benefits for accident and health insurance are computed using a net level premium method, including assumptions as to morbidity and other assumptions based on the Company's experience, modified as necessary to give effect to anticipated trends and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

                American Equity Investment Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Unpaid claims include amounts for losses and related adjustment expenses and are determined using individual claim evaluations and statistical analysis. Unpaid claims represent estimates of the ultimate net costs of all losses, reported and unreported, which remain unpaid at December 31 of each year. These estimates are necessarily subject to the impact of future changes in claim severity, frequency and other factors. In spite of the variability inherent in such situations, management believes that the unpaid claim amounts are adequate. The estimates are continuously reviewed and as adjustments to these amounts become necessary, such adjustments are reflected in current operations.

Certain policies of the Company include provisions for refunds of premiums based upon annual experience of the underlying business equal to net premiums received less a 16% administrative fee and less claims incurred. Such amounts (1999 - $1,206,348; 1998 - $523,807; and 1997 - $711,129) are reported as a reduction of traditional life and accident and health insurance premiums reflected in the statements of operations.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the temporary differences between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for annuity and single premium universal life products consist of surrender charges assessed against policyholder account balances and mortality and expense charges (single premium universal life products only) during the period. Expenses related to these products include interest credited to policyholder account balances (annuity products only) and benefit claims incurred in excess of policyholder account balances (single premium universal life policies only).

Traditional life and accident and health premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits, losses and expenses are reported net of reinsurance ceded.

                American Equity Investment Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to stockholders. Other comprehensive income (loss) excludes net realized investment gains (losses) included in net income (loss) which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $983,264 in 1999 and $35,886 in 1998. Such amounts, which have been measured through the date of sale, are net of adjustments to deferred policy acquisition costs and income taxes totaling $471,153 in 1999 and $115,864 in 1998.

PENDING ACCOUNTING CHANGES

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 133 requires companies to record derivative instruments on the balance sheet at fair value. Accounting for gains or losses resulting from changes in the fair values of derivative instruments is dependent on the use of the derivative and whether it qualifies for hedge accounting. The statement is effective for the Company in the year 2001, with earlier adoption encouraged. The Company has not yet determined the effect that this new statement will have on its operations or financial position.


2.   FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair values of financial instruments:

     FIXED MATURITY SECURITIES: Quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

     EQUITY SECURITIES: Quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

     DERIVATIVE INSTRUMENTS:  Quoted market prices from related counterparties.

     POLICY LOANS: The Company has not attempted to determine the fair values associated with its policy loans, as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure is not worth the benefit to be derived.

     CASH AND CASH EQUIVALENTS: Amounts reported in the balance sheets for these instruments approximate their fair values.

                American Equity Investment Life Insurance Company

2.   FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     SEPARATE ACCOUNT ASSETS AND LIABILITIES: Reported at estimated fair value in the balance sheets.

     ANNUITY AND SINGLE PREMIUM UNIVERSAL LIFE POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value). The Company is not required to and has not estimated the fair value of its liabilities under other contracts.

     NOTE PAYABLE TO PARENT AND AMOUNTS DUE UNDER REPURCHASE AGREEMENTS: As the note payable to parent and short-term indebtedness under repurchase agreements have variable interest rates, the amounts reported in the balance sheets for these instruments approximate their fair values.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                   DECEMBER 31
                                                   1999                                  1998
                                    ------------------------------------  ----------------------------------
                                          CARRYING         ESTIMATED           CARRYING          ESTIMATED
                                           AMOUNT          FAIR VALUE           AMOUNT          FAIR VALUE
                                    ------------------------------------  ----------------------------------
   ASSETS
   Fixed maturity securities:
     Available-for-sale                 $997,019,819     $997,019,819         $601,897,562      $601,897,562
     Held for investment                 351,799,694      272,961,050                    -                 -
   Equity securities                       7,513,490        7,513,490                    -                 -
   Derivative instruments                 44,209,883       44,209,883           16,171,621        16,171,621
   Policy loans                              231,068          231,068              192,184           192,184
   Cash and cash equivalents               4,322,902        4,322,902           12,421,353        12,421,353
   Separate account assets                   370,787          370,787              151,450           151,450

   LIABILITIES
   Annuity and single premium
     universal life reserves           1,343,815,953    1,149,271,147          529,765,023       458,253,796
   Notes payable to parent                25,000,000       25,000,000            8,000,000         8,000,000
   Amounts due under repurchase
     agreements                           86,968,750       86,968,750           49,000,000        49,000,000
   Separate account liabilities              370,787          370,787              151,450           151,450

                American Equity Investment Life Insurance Company

3.   INVESTMENTS

At December 31, 1999 and 1998, the amortized cost and estimated fair value of fixed maturity securities and equity securities were as follows:

                                                                      GROSS            GROSS
                                                   AMORTIZED       UNREALIZED        UNREALIZED        ESTIMATED
                                                     COST             GAINS            LOSSES         FAIR VALUE
                                               ---------------------------------------------------------------------
DECEMBER 31, 1999
   FIXED MATURITY SECURITIES:
     AVAILABLE-FOR-SALE
       United States Government and agencies    $  642,115,817   $      111,819    $  (39,229,308)   $  602,998,328
       State, municipal and other governments        4,539,257             --            (379,607)        4,159,650
       Public utilities                             12,201,799             --          (1,362,599)       10,839,200
       Corporate securities                        300,422,046          408,652       (28,539,013)      272,291,685
       Redeemable preferred stocks                   9,240,340             --            (824,220)        8,416,120
       Mortgage and asset-backed securities        101,946,108          642,075        (4,273,347)       98,314,836
                                                --------------------------------------------------------------------
                                                $1,070,465,367   $    1,162,546    $  (74,608,094)   $  997,019,819
                                                ====================================================================

     HELD FOR INVESTMENT
       United States Government and
           agencies                             $  323,311,715   $         --      $  (74,631,915)   $  248,679,800
       Redeemable preferred stocks                  28,487,979             --          (4,206,729)       24,281,250
                                                --------------------------------------------------------------------
                                                $  351,799,694   $         --      $  (78,838,644)   $  272,961,050
                                                ====================================================================

     EQUITY SECURITIES
       Non-redeemable preferred stocks          $    6,850,000   $         --      $     (227,160)   $    6,622,840
       Common stocks                                 1,070,000             --            (179,350)          890,650
                                                --------------------------------------------------------------------
                                                $    7,920,000   $         --      $     (406,510)   $    7,513,490
                                                ====================================================================

DECEMBER 31,1998
   FIXED MATURITY SECURITIES:
     AVAILABLE-FOR-SALE
       United States Government and
           agencies                             $  385,393,461   $      854,292    $      (23,637)   $  386,224,116
       State, municipal and other
           governments                               4,227,231             --              (3,231)        4,224,000
       Public utilities                              9,869,720          194,810              --          10,064,530
       Corporate securities                        191,393,819        1,036,268          (525,097)      191,904,990
       Mortgage and asset-backed securities
                                                     9,416,331           64,400              (805)        9,479,926
                                                --------------------------------------------------------------------
                                                $  600,300,562   $    2,149,770    $     (552,770)   $  601,897,562
                                                ====================================================================

                American Equity Investment Life Insurance Company

3.   INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. All of the Company's mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, and are shown below as a separate line.

                                            AVAILABLE-FOR-SALE                       HELD FOR INVESTMENT
                                   ------------------------------------------------------------------------------
                                      AMORTIZED          ESTIMATED FAIR         AMORTIZED        ESTIMATED FAIR
                                         COST                VALUE                COST                VALUE
                                   ------------------------------------------------------------------------------
Due after one year through
    five years                        $  13,815,639     $  13,480,248        $                   $
                                                                                         -                   -
Due after five years through
    ten years                           148,996,868       144,701,650                    -                   -
Due after ten years through
    twenty years                        492,734,730       469,617,702                    -                   -
Due after twenty years                  312,972,022       270,905,383          351,799,694         272,961,050
                                   ------------------------------------------------------------------------------
                                        968,519,259       898,704,983          351,799,694         272,961,050

Mortgage-backed and asset
    backed securities                   101,946,108        98,314,836                    -                   -
                                   ------------------------------------------------------------------------------
Total                                $1,070,465,367      $997,019,819         $351,799,694        $272,961,050
                                   ==============================================================================

Net unrealized gains (losses) on available-for-sale fixed maturity securities and equity securities reported as a separate component of stockholder's equity, were comprised of the following at December 31, 1999 and 1998:

                                                                                       DECEMBER 31
                                                                                  1999              1998
                                                                           -------------------------------------
   Net unrealized gain (losses) on available-for-sale fixed
       maturity and equity securities                                        $(73,852,058)        $1,597,000
   Adjustments for assumed changes in amortization of deferred policy
     acquisition costs                                                         19,644,927           (960,583)
   Deferred income tax benefit (expense)                                       18,972,496           (216,382)
                                                                           -------------------------------------
   Net unrealized gains (losses) reported as accumulated other
     comprehensive income (loss)                                             $(35,234,635)        $  420,035
                                                                           =====================================

                American Equity Investment Life Insurance Company

3.   INVESTMENTS (CONTINUED)

Components of net investment income are as follows:

                                                             YEAR ENDED DECEMBER 31
                                                1999                   1998                  1997
                                       --------------------------------------------------------------------
Fixed maturity securities                      $68,996,759            $28,304,437             $5,131,361
Equity securities                                  456,000                      -                      -
Derivative instruments                          (6,151,600)            (1,767,580)              (589,484)
Policy loans                                        19,722                  8,338                 12,281
Cash and cash equivalents                          310,287                210,981                 73,047
Other invested assets                              315,832                 55,109                 61,357
                                       --------------------------------------------------------------------
                                                63,947,000             26,811,285              4,688,562
Less investments expenses                       (1,029,977)              (575,362)              (659,934)
                                       --------------------------------------------------------------------
Net investment income                          $62,917,023            $26,235,923             $4,028,628
                                       ====================================================================

An analysis of sales, maturities, and principal repayments of the Company's available-for-sale fixed maturity securities for the years ended December 31, 1999 and 1998 is as follows:

                                                              GROSS           GROSS
                                            AMORTIZED        REALIZED        REALIZED       PROCEEDS FROM
                                              COST            GAINS           LOSSES            SALE
                                        -------------------------------------------------------------------
Year ended December 31, 1999:
   Scheduled principal repayments,
     calls and tenders                     $195,837,799    $         -     $         -      $195,837,799
   Sales                                    112,919,296        322,454        (409,706)      112,832,044
                                        -------------------------------------------------------------------
Total                                      $308,757,095    $   322,454     $  (409,706)     $308,669,843
                                        ===================================================================

Year ended December 31, 1998:
   Scheduled principal repayments,
     calls and tenders                     $157,731,977    $         -     $         -      $157,731,977
   Sales                                     64,861,304        163,865         (12,115)       65,013,054
                                        -------------------------------------------------------------------
Total                                      $222,593,281    $   163,865     $   (12,115)     $222,745,031
                                        ===================================================================

For the year ended December 31, 1999, realized gains on investments consisted of net losses of $87,252 on the sale of available-for-sale fixed maturity securities and a gain of $1,541,669 on the termination of a total return swap. For the year ended December 31, 1998, realized gains consisted entirely of net gains on the sales of fixed maturities. The Company did not have any realized gains for the year ended December 31, 1997.

                American Equity Investment Life Insurance Company

3.   INVESTMENTS (CONTINUED)

The change in unrealized appreciation/depreciation on investments for the year ended December 31, 1999 aggregated $(75,449,058), and consisted of unrealized depreciation on available-for sale fixed maturity securities and equity securities of $75,042,548 and $406,510, respectively. The changes in unrealized appreciation/depreciation on investments aggregated $905,405 and $893,151 for the years ended December 31, 1998 and 1997, respectively, and were entirely attributable to available-for-sale fixed maturity securities. The change in net unrealized appreciation/depreciation is recorded net of adjustments to deferred policy acquisition costs and deferred income taxes totaling $39,794,388 in 1999, $695,670 in 1998 and $481,295 in 1997.

As part of its investment strategy, the Company enters into securities lending programs to increase its return on investments and improve liquidity. These transactions are accounted for as amounts due under repurchase agreements. These amounts are collateralized by investment securities with fair values approximately equal to the amount due. At December 31, 1999, amounts outstanding aggregated $86,968,750 (1998 - $49,000,000).

As a part of its asset-liability management activities, the Company from time to time purchases financial futures instruments and total return exchange agreements. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk, and facilitating the funding needs of the Company. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Total return exchange agreements generally involve the exchange of the total return or yield on a referenced security for a specified interest rate.

If a financial futures contract used to manage interest rate risk is terminated early or results in payments based on the change in value of the underlying asset, any resulting gain or loss is deferred and amortized as an adjustment to the yield of the designated asset over its remaining life as long as the transaction qualifies for hedge accounting. The effectiveness of the hedge is measured by a historical and probable future high correlation of changes in the fair value of the hedging instruments with changes in value of the hedged item. If correlation ceases to exist, hedge accounting will be terminated and gains or losses recorded in income. To date, high correlation has been achieved. Deferred gains totaling $4,969,781 for 1999 ($0 in 1998) are included in held for investment fixed maturities and will be amortized as an adjustment to interest income over the life of the hedged instrument. The notional amount of outstanding agreements to sell securities was $204,600,000 at December 31, 1999. A fixed maturity security with an amortized cost of $14,932,303 has been deposited with a broker dealer to establish a margin account for the futures contracts.

                American Equity Investment Life Insurance Company

3.   INVESTMENTS (CONTINUED)

For total return exchange agreements, the differential of the total return yield or interest to be paid or received on a settlement date is recognized as an adjustment to investment income. If a total return swap agreement is terminated early any resulting gain or loss is recognized as realized gain or loss. In 1999, the Company recognized net investment expense of $2,069,355 related to payments made on settlement dates, and realized a gain of $1,541,669 on the termination of one total return swap agreement. The notional amount of outstanding agreements was $332,000,000 at December 31, 1999.

At December 31, 1999, affidavits of deposits covering fixed maturity securities and short-term investments with an amortized cost of $1,388,740,914 (1998 - $602,089,746) were on deposit with state agencies to meet regulatory requirements.

At December 31, 1999, the following investments in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceed 10% of stockholder's equity:

                                             ESTIMATED                     AMORT
           ISSUER                           FAIR VALUE                     COST
------------------------------------------------------------------------------------
FBL Capital Trust I                       $  24,281,250                $  28,487,979
AIG Global Trust                             19,000,000                   19,000,008
Knight Funding, Ltd.                         19,053,000                   18,430,348
Northwest Airlines                           10,135,483                   10,123,774
Sutter CBO                                   10,353,000                   10,000,000
South Street CBO                              9,520,839                    9,737,000
FMR Corp                                      9,662,600                   10,084,411
Nations Bank                                  9,890,000                   13,059,307
Evaluated Loan Collateral                     9,108,000                    9,108,000
M&I Capital Trust                             9,125,000                   10,406,323
American Financial Group                      8,793,200                    9,357,988
Genamerica Capital I                          8,586,000                    9,593,719
Jet Equipment Trust                           8,250,000                    8,214,878
Ikon Capital, Inc.                            7,841,120                    7,975,587
JPM Capital Trust                             7,700,000                    8,473,156
Bear Stearns M.T. Notes                       7,680,000                    7,930,144
Commercial Net I                              7,388,480                    7,699,283
Land O' Lake Capital Tr.                      6,837,432                    8,078,789
New Plan Excel Realty Tr.                     6,622,840                    6,850,000

                American Equity Investment Life Insurance Company

4.   VALUE OF INSURANCE IN FORCE ACQUIRED

An analysis of the value of insurance in force acquired for the years ended December 31, 1999, 1998 and 1997 is a follows:

                                                                    YEAR ENDED DECEMBER 31
                                                           1999              1998              1997
                                                     -----------------------------------------------------
     Balance at beginning of year                       $1,068,906         $1,343,000      $1,725,000
     Accretion of interest during the year                  55,000             71,000          91,000
     Amortization of asset                                (371,479)          (345,094)       (473,000)
                                                     -----------------------------------------------------
     Balance at end of year                             $  752,427         $1,068,906      $1,343,000
                                                     =====================================================

Amortization of the value of insurance in force acquired for the next five years is expected to be as follows: 2000-$232,000; 2001-$104,000; 2002-$104,000;
2003-$103,000; and 2004-$104,000.

5.   REINSURANCE AND POLICY PROVISIONS

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured. The Company does not use financial or surplus relief reinsurance.

Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers, and monitors concentrations of credit risk. Insurance premiums have been reduced by $1,110,871, $567,027 and $722,545 and insurance benefits have been reduced by $335,558, $375,592 and $503,154 during the years ended December 31, 1999, 1998 and 1997, respectively, as a result of cession agreements.

No allowance for uncollectible amounts has been established against the Company's asset for amounts due from other insurance companies since none of the receivables are deemed by management to be uncollectible.

During 1998, the Company entered into a modified coinsurance agreement to cede 70% of its variable annuity business to Equitrust Life Insurance Company ("Equitrust"). Equitrust is an affiliate of Farm Bureau Life Insurance Company which beneficially owns 33.27% of the common stock of American Equity Investment Life Holding Company. Under this agreement and related administrative services agreements, the Company paid

                American Equity Investment Life Insurance Company

5.   REINSURANCE AND POLICY PROVISIONS (CONTINUED)

Equitrust $155,908 and $77,954 for the years ended December 31, 1999 and 1998, respectfully. The modified coinsurance agreement has an initial term of four years and will continue thereafter until termination by written notice at the election of either party. Any such termination will apply to the submission or acceptance of new policies, and business reinsured under the agreement prior to any such termination is not eligible for recapture before the expiration of 10 years. Equitrust (or one of its affiliates) provides the administrative support necessary to manage this business.

The activity in the liability for unpaid claims and related adjustment expense for the years ended December 31, 1999, 1998 and 1997, net of reinsurance, is summarized as follows:

                                            UNPAID CLAIMS                                UNPAID
                                             LIABILITY AT                                CLAIMS
                                             BEGINNING OF     CLAIMS        CLAIMS    LIABILITY AT
                                                 YEAR        INCURRED        PAID     END OF YEAR
                                            --------------------------------------------------------
   YEAR ENDED DECEMBER 31, 1999
   1999                                     $          -      $550,877     $319,145   $    231,732
   1998 and prior                                672,661      (186,097)     124,112        362,452
                                            --------------------------------------------------------
                                                 672,661      $364,780     $443,257        594,184
   Active life reserve                         1,518,222    =========================    1,575,828
                                            ---------------                           --------------
   Total accident and health reserves         $2,190,883                                $2,170,012
                                            ===============                           ==============

   YEAR ENDED DECEMBER 31, 1998
   1998                                     $          -      $580,845     $318,507    $   262,338
   1997 and prior                                667,287      (133,100)     123,864        410,323
                                            --------------------------------------------------------
                                                 667,287      $447,745     $442,371        672,661
   Active life reserve                         1,406,694    =========================    1,518,222
                                            ---------------                           --------------
   Total accident and health reserves         $2,073,981                                $2,190,883
                                            ===============                           ==============

   YEAR ENDED DECEMBER 31, 1997
   1997                                     $          -      $556,302     $296,060    $   260,242
   1996 and prior                                629,651      (107,471)     115,135        407,045
                                            --------------------------------------------------------
                                                 629,651      $448,831     $411,195        667,287
   Active life reserve                         1,350,132    =========================    1,406,694
                                            ---------------                           --------------
   Total accident and health reserves         $1,979,783                                $2,073,981
                                            ===============                           ==============

                American Equity Investment Life Insurance Company

6.   INCOME TAXES

The Company files a separate federal income tax return.

Deferred income taxes are established by the Company based upon the temporary differences among financial reporting and tax bases of assets and liabilities, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, measured using the enacted tax rates.

Income tax benefit (expense) differed from that computed at the applicable statutory federal income tax rate (35% in 1999, 34% in 1998 and 1997).

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
   Income (loss) before income taxes                      $ 2,289,278       $ 2,046,943     $ (2,547,643)
                                                      =====================================================
   Income tax benefit (expense) on income (loss)
     before income taxes at statutory rate                $  (801,247)      $  (695,961)    $    866,199

   Tax effect of:
     Small company deduction                                        -                 -          331,000
     Change in valuation allowance                                  -                 -          171,000
     Other                                                    209,320           (64,522)          20,577
                                                      -----------------------------------------------------
   Income tax benefit (expense)                           $  (591,927)      $  (760,483)      $1,388,776
                                                      =====================================================

The tax effect of individual temporary differences at December 31, 1999 and 1998, is as follows:

                                                                                     DECEMBER 31
                                                                               1999               1998
                                                                       ---------------------------------------
   Deferred income tax assets:
     Policy benefit reserves                                                $55,066,000        $17,810,000
     Provision for experience rating refunds                                    191,000            283,000
     Unrealized depreciation of fixed maturity securities                    18,972,496                  -
     Other                                                                       53,000             57,000
                                                                       ---------------------------------------
                                                                             74,282,496         18,150,000
   Deferred income tax liabilities:
     Unrealized appreciation of fixed maturity securities                             -           (216,382)
     Accrued discount on fixed maturity securities                             (800,000)                 -
     Deferred policy acquisition costs                                      (31,861,000)        (8,939,000)
     Value of insurance in force acquired                                      (263,000)          (363,000)
     Other                                                                     (284,840)          (343,569)
                                                                       ---------------------------------------
                                                                            (33,208,840)        (9,861,951)
                                                                       ---------------------------------------
   Deferred income tax asset                                                $41,073,656       $  8,288,049
                                                                       =======================================

                American Equity Investment Life Insurance Company

6.   INCOME TAXES (CONTINUED)

The Company regularly reviews its needs for a valuation allowance against its deferred income tax assets. During the year ended December 31, 1997, the Company became taxable and it is expected that it will continue to pay federal income taxes in the foreseeable future. As a result, the valuation allowance pertaining to deferred income tax assets was removed at December 31, 1997.

7.   NOTE PAYABLE TO PARENT

In 1999, 1998 and 1996, the Company borrowed $17,000,000, $5,500,000 and
$2,500,000, respectively, from its parent company in the form of surplus notes. The notes call for the Company to pay the principal amount of the note and interest at an 8% annual rate. Any scheduled payment of interest or repayment of principal may be paid only out of the Company's earnings, subject to approval by the Insurance Division, Department of Commerce, of the State of Iowa.


8.   RETIREMENT PLAN AND STOCK COMPENSATION PLAN

The Company has adopted a contributory defined contribution plan which is qualified under Section 401(k) of the Internal Revenue Service Code. The plan covers substantially all full-time employees of the Company, subject to minimum eligibility requirements. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $10,000 in 1999, $10,000 in 1998 and $9,500 in 1997) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors. Plan contributions charged to expense were $41,703, $25,231 and $19,434 for the years ended December 31, 1999, 1998, and
1997, respectively.

The Company's parent has entered into deferred compensation arrangements with certain officers, directors, and consultants, whereby these individuals have agreed to take common stock of American Equity Investment Life Holding Company at a future date in lieu of current cash payments. The common stock is to be issued in conjunction with a "trigger event", as that term is defined in the individual agreements. To the extent that services rendered are for the benefit of the Company, the Company will record the related compensation expense associated with the arrangements. The Company has accrued $125,000 as an other liability at December 31, 1999 representing the value associated with the shares earned for services rendered to the Company.

During 1997, the Company established the American Equity Investment NMO Deferred Compensation Plan whereby agents can earn common stock of the Company's parent, American Equity Investment Life Holding Company, in addition to their normal commissions. Awards are calculated using formulas determined annually by the Company's Board of Directors and are generally based upon new annuity deposits. For the years ended December 31, 1999, 1998 and 1997, agents earned the right to receive

                American Equity Investment Life Insurance Company

8.   RETIREMENT PLAN AND STOCK COMPENSATION PLAN (CONTINUED)

112,596, 83,861 and 13,131 shares, respectively. These shares will be awarded at the end of the vesting period of 4 years for the 1999 and 1998 programs, and 3 years for the 1997 program. A portion of the awards may be subject to forfeiture if certain production levels are not met over the remaining vesting period. The Company recognizes commission expense as the awards vest. For the years ended December 31, 1999 and 1998, agents vested in 53,042 and 25,342 shares of common stock, respectively, and the Company recorded commission expense (which was subsequently capitalized as deferred policy acquisition costs) of $1,379,092 and $295,354, respectively, under these plans. Amounts accrued are reported as other liabilities until stock has been issued. Two national marketing organizations accounted for more than 10% of the annuity deposits and insurance premium collections during 1999.

American Equity Investment Life Holding Company has an incentive stock option plan whereby employees may be granted options to purchase shares of its common stock. All options granted have 10 year terms, and vest and become fully exercisable immediately. The Company has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB 25) and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, requires use of option valuation models that were not developed for use in valuing employee stock options. To the extent that options are issued to employees of the Company, any compensation expense related to the options would be recognized by the company. Under APB 25, because the exercise price of the Company's employee stock options equals the fair value of the underlying stock on the date of grant, no compensation expense is recognized.

Pro forma information regarding net income is required by SAFS No. 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value for these options was estimated at the date of grant using a minimum value option pricing model (which is used for non-public companies) with the following weighted-average assumptions:

                                                                YEAR ENDED DECEMBER 31
                                                         1999            1998            1997
                                                    -----------------------------------------------
       Risk-free interest rate                          4.73%            5.40%           6.50%
       Dividend yield                                      0%               0%              0%
       Weighted-average expected life                  3 years          3 years         3 years

The minimum value option pricing model is similar to the Black-Scholes option valuation model (which is primarily used for public companies) except that it excludes an assumption for the expected volatility of market price. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. Because the Company's employee stock options have characteristics significantly different from those of traded

                American Equity Investment Life Insurance Company

8.   RETIREMENT PLAN AND STOCK COMPENSATION PLAN (CONTINUED)

options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma net earnings were as follows:

                                                                  YEAR ENDED DECEMBER 31
                                                        1999             1998               1997
                                                   -----------------------------------------------------
        Net income (loss), as reported               $1,697,351       $1,286,460        $(1,158,867)
        Net income (loss), pro forma                  1,516,000         1,231,000        (1,423,000)


9.   STATUTORY FINANCIAL INFORMATION

Iowa Insurance Laws require domestic insurers to maintain a minimum of $5.0 million capital and surplus.

Prior approval of regulatory authorities is required for the payment of dividends to the Company's parent which exceed an annual limitation. During 2000, the Company could pay dividends to its parent of approximately $16,326,000 without prior approval from regulatory authorities.

The financial statements of the Company included herein differ from related statutory-basis principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) the excess of purchase price over net assets acquired in business combinations is allocated to identifiable intangibles such as value of insurance in force acquired, rather than being entirely attributable to goodwill (a portion of which may be non-admitted); (d) policy reserves on traditional life and accident and health products are based on reasonable assumptions of expected mortality, morbidity, interest and withdrawals which include a provision for possible adverse deviation from such assumptions which may differ from reserves based on statutory mortality rates and interest; (e) future policy benefit reserves on certain universal life and annuity products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) reinsurance amounts are shown as gross amounts, net of an allowance for uncollectible amounts, on the balance sheet rather than netted against the corresponding receivable or payable; (g) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (h) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized as gains or losses in the statement of operations when

                American Equity Investment Life Insurance Company

                    Notes to Financial Statements (continued)

9.   STATUTORY FINANCIAL INFORMATION (CONTINUED)

the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (i) declines in the estimated realizable value of investments are charged to the statement of operations for declines in value, when such declines in value are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes in which are charged directly to surplus, (j) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (k) revenues for universal life and annuity products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (l) pension income or expense is recognized in accordance with SFAS No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS, rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (m) surplus notes are reported as a liability rather than as a component of capital and surplus; and (n) assets and liabilities are restated to fair values when a change in ownership occurs, rather than continuing to be presented at historical cost.

Net income for the Company as determined in accordance with statutory accounting practices was $17,837,476, $4,803,545 and $4,470,284 in 1999, 1998 and 1997,
respectively, and total statutory capital and surplus of the Company was $139,855,053 and $80,947,913 at December 31, 1999 and 1998, respectively.

In 1998, the NAIC adopted codified statutory accounting principles (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements, to be effective January 1, 2001. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division, Department of Commerce, of the State of Iowa. At this time it is anticipated that the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

10.  COMMITMENTS AND CONTINGENCIES

The Company has a General Agency Commission and Servicing Agreement with American Equity Investment Service Company (the Service Company), wholly-owned by the Company's chairman, whereby, the Service Company acts as a national supervisory agent with responsibility for paying commissions to agents of the Company. Under the terms of the original agreement, the Service Company was required to pay the greater of (a) 5% of the premiums collected by the Company on the sale of certain annuity products, or (b) 50% of the agent's commissions payable by the Company on the sale of those same

                American Equity Investment Life Insurance Company

                    Notes to Financial Statements (continued)


10.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

policies. In return, the Company agreed to pay quarterly renewal commissions to the Service Company equal to .3275% of the premiums received by the Company on policies that still remain inforce. In addition, the Company has agreed to pay supplemental commissions should lapses in any quarter exceed 1.88%, or certain other circumstances arise. The Agreement terminates on June 30, 2005.

On December 31, 1997, the Service Company and the Company amended the Agreement to provide for the payment of 100% of the agents' commissions by the Service Company for policies issued from July 1, 1997 through December 31, 1997. In return, the Company agreed to pay the Service Company quarterly renewal commissions of .7% of the premiums received by the Company before January 1, 1998 that still remain inforce, and .325% for inforce amounts received thereafter. The revised quarterly renewal commission schedule commenced December 31, 1997. For policies issued from January 1, 1998 through August 31, 1999, the original agreement remains in effect and, accordingly, the Company pays renewal commissions of .325% of the premiums received on such policies which remain in force.

On June 30, 1999, the Service Company and the Company further amended the Agreement to provide for the payment of 30% of agents' commissions by the Service Company for policies issued on or after September 1, 1999, and the Company agreed to pay the Service Company quarterly renewal commissions of .25% for inforce amounts received thereafter.

During the years ended December 31, 1999, 1998 and 1997, the Service Company paid $37,722,852, $19,933,480, and $11,470,576, respectively, to agents of the
Company and the Company paid renewal commissions to the Service Company of $14,566,020, $6,781,288 and $1,360,410, respectively. At December 31, 1999 and
1998, accounts payable to the Service Company aggregated $10,003,258 and $2,438,600, respectively, and is included in amounts due to related parties.

The Company leases its home office space and certain other equipment under operating leases, which expire through June 2004. During the years ended December 31, 1999, 1998 and 1997, rent expense totaled $451,748, $350,174 and
$334,627, respectively. At December 31, 1999, minimum rental payments due under all noncancelable operating leases with initial terms of one year or more are:

   Year ending December 31:
     2000                                                      $    538,000
     2001                                                           535,000
     2002                                                           528,000
     2003                                                           520,000
     2004                                                           265,000
                                                          ---------------------


                                       45


                                                                 $2,386,000
                                                          =====================


                American Equity Investment Life Insurance Company

                    Notes to Financial Statements (continued)



10.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Assessments are, from time to time, levied on the Company by life and health guaranty associations by most states in which the Company is licensed to cover losses to policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through reduction in future premium taxes. Given the short period since inception, management believes that assessments against the Company for failures known to date will be minimal.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated therein.


 *(2)  Schedules I, III, IV.


All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of American Equity
      Investment Life Insurance Company (the "Company") establishing American
      Equity Life Annuity Account (the "Account").(1)
 (2)  Not Applicable.
 (3) (a) Form of Underwriting agreement among the Company, the Account and American Equity Capital, Inc.(3)
      (b) Form of Sales Agreement.(2)
      (c) Form of Wholesaling Agreement.(2)
 (4)  (a) Contract Form.(1)
      (b) Variable Settlement Agreement.(4)
 (5)  Contract Application.(2)
 (6)  (a) Articles of Incorporation of the Company.(1)
      (b) By-Laws of the Company.(1)
 (7)  Not Applicable.
 (8)  (a) Participation agreement relating to EquiTrust Variable Insurance
      Series Fund.(2)
      (b) Participation agreement relating to Dreyfus Variable Investment
      Fund.(2)
      (c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.(2)
 (9)  *Opinion and Consent of Whitfield & Eddy, P.L.C.
(10)  *(a) Consent of Sutherland Asbill & Brennan LLP.
      *(b) Consent of Ernst & Young LLP.
      *(c) Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Consulting
      Actuary.
(11)  Not Applicable.
(12)  Not Applicable.
(13)  Not Applicable.
(14)  Powers of Attorney.(1)


------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-08663) on February 19, 1998.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-08663) filed on June 9, 1998.

(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-08663) filed on April 30, 1999.


(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-08663) filed on
    February 25, 2000.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY

Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 333-45815) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 30, 1999.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by American Equity Investment Life Holding Company. This Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

                AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
                                OWNERSHIP CHART
                                    01/01/99


                                           American Equity Investment
                                              Life Holding Company
                                             (an Iowa corporation)
                                                       /
                                                       /
----------------------------------------------------------------------------------------------------------------
       /                /                /                   /                      /                   /
       /                /                /                   /                      /                   /
American Equity  American Equity  American Equity     American Equity        American Equity     American Equity
Capital Trust I   Capital Trust    Capital Inc.       Investment Life          Investment        of Hawaii, Inc.
  (a Delaware          II            (an Iowa            Insurance          Properties, L.C.        (a Hawaii
business trust)    (a Delaware     corporation)           Company           (an Iowa limited      corporation)
                 business trust)                   (an Iowa corporation)   liability company)

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2000, there were 30 contract owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) American Equity Capital, Inc. is the registrant's principal underwriter and also serves as the principal underwriter of a variable life insurance policy issued by the Company.

(b) Officers and Directors of American Equity Capital, Inc.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
C. Richard Brown                            Self-Employed.
Chief Executive Officer and Director
Terry A. Reimer                             Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and        Treasurer and Director, American Equity Investment Life
Director                                      Insurance Company.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
Ronald Grensteiner                          Vice President, American Equity Investment Life Insurance
Vice President--Marketing                     Company.
Kevin Wingert                               Vice President, American Equity Investment Life Insurance
Vice President--Marketing                     Company.
Harley A. Whitfield, Jr.                    Assistant Vice President--Market Conduct, American Equity
Chief Compliance Officer and Director         Investment Life Insurance Company.
Judith Z. Karcher                           Vice President--Compliance, American Equity Investment
Assistant Compliance Officer                  Life Insurance Company.
Brent Mardis                                Vice President and Chief Actuary, American Equity
Chief Actuary                                 Investment Life Insurance Company.
Wendy L. Carlson                            Attorney, Whitfield & Eddy, P.L.C.; General Counsel and
Secretary                                     Chief Financial Officer, American Equity Investment Life
                                              Holding Company


    * The principal business address of all of the persons listed above is 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either as part of any application to purchase a contract offered by the prospectus, a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Equity Life Annuity Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2000.


                                AMERICAN EQUITY INVESTMENT
                                LIFE INSURANCE COMPANY
                                AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                                By:               /s/ D. J. NOBLE
                                     -----------------------------------------
                                                    D. J. Noble
                                                      CHAIRMAN
                                     American Equity Investment Life Insurance
                                                      Company

                                Attest:            /s/ TERRY A. REIMER
                                     -----------------------------------------
                                                  Terry A. Reimer
                                              CHIEF FINANCIAL OFFICER
                                     American Equity Investment Life Insurance
                                                      Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

       /s/ D. J. NOBLE          Chairman and Director
------------------------------    [Principal Executive        April 25, 2000
         D. J. Noble              Officer]

                                Chief Financial Officer
     /s/ TERRY A. REIMER          and Director [Principal
------------------------------    Financial Officer]          April 25, 2000
       Terry A. Reimer            [Principal Accounting
                                  Officer]

              *
------------------------------  Director                      April 25, 2000
       James M. Gerlach

              *
------------------------------  Director                      April 25, 2000
       David S. Mulcahy

              *
------------------------------  Director                      April 25, 2000
       William J. Oddy

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

              *
------------------------------  Director                      April 25, 2000
     Debra J. Richardson

              *
------------------------------  Director                      April 25, 2000
      Jack W. Schroeder



  *By:          /s/ DEBRA J. RICHARDSON
           ---------------------------------
                  Debra J. Richardson
             Pursuant to Power of Attorney